NOTICE: PLEASE COMPLETE THE ENCLOSED VOTING INSTRUCTION
CARD AND RETURN IT AS SOON AS POSSIBLE.

AYCO SERIES TRUST
One Wall Street
Albany, New York 12212-5073
(800) 235-3412

October 14, 2003

Dear Contract Owner:

     The Board of Trustees has called a special meeting of the Shareholders of the Ayco Growth Fund (“Fund”), the sole series of Ayco Series Trust (“Trust”), to take place on November 25, 2003, at 10:00 a.m., Eastern time, at the offices of The Ayco Company, L.P. (“Ayco”), at Executive Woods, Suite 120, 855 Route 146, Clifton Park, N.Y. 12065.

     The purpose of this special meeting of Shareholders (“Meeting”) is: (i) to seek shareholder approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for (a) the transfer of all of the assets of the Fund to the Goldman Sachs Capital Growth Fund (“GS Fund”), a series of Goldman Sachs Variable Insurance Trust (“GS Trust”), in exchange for shares of the GS Fund having an aggregate value equal to the net assets of the Fund and the assumption by the GS Fund of all of the liabilities of the Fund and (b) the subsequent liquidation of the Fund; and (ii) to seek shareholder approval of a proposed new Investment Management Agreement between the Trust, on behalf of the Fund, and Ayco. The Trustees have unanimously approved the proposed Reorganization Agreement and new Investment Management Agreement, and now ask that you vote FOR both of the proposals.

     The Fund is available exclusively as a funding vehicle for variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”) offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”), of certain participating life insurance companies (“Participating Insurance Companies”). Individual Contract owners are not the “shareholders” of the Fund. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Fund. To the extent necessary for the Trust to be in compliance with certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding Contracts, each Participating Insurance Company will offer to Contract owners that have allocated their Contract values to the Fund (“Affected Contract owners”) the opportunity to instruct the Participating Insurance Company as to how it should vote Fund shares held by the Separate Accounts concerning the proposals to be considered at the Meeting. This letter, and the accompanying notice, proxy statement and prospectus and voting instructions card are, therefore, being furnished to Contract owners entitled to provide voting instructions with regard to the proposals to be considered at the Meeting.

     What you need to do:

     1.     Read all enclosed materials.

     2.     Choose one of the following options to vote:

•	By Mail: Complete the enclosed voting instructions card and return it in the postage-paid envelope; or

•	Attend the Special Meeting (details enclosed).

THE TRUSTEES BELIEVE THAT THE PROPOSALS ARE IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR EACH OF THE PROPOSALS.

Respectfully,

/s/ John Breyo

JOHN BREYO
CHIEF EXECUTIVE OFFICER
Ayco Series Trust

Ayco Growth Fund
A Series of

AYCO SERIES TRUST
One Wall Street
Albany, New York 12212-5073
(800) 235-3412

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2003

     This is the formal notice and agenda for the special shareholder meeting (“Meeting”) of the Ayco Growth Fund (“Fund”), the sole series of Ayco Series Trust (“Trust”). It tells shareholders and owners of variable life insurance contracts and variable annuity certificates and contracts about each of the proposals that will be voted on at the Meeting and the time and place of the Meeting.

     TO OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CERTIFICATES AND CONTRACTS ISSUED BY VARIOUS PARTICIPATING LIFE INSURANCE COMPANIES THAT ARE ENTITLED TO GIVE VOTING INSTRUCTIONS IN CONNECTION WITH CONTRACT VALUES ALLOCATED TO THE FUND:

     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS OF THE FUND, the sole series of the Trust, will be held on November 25, 2003, at 10:00 a.m., Eastern time, at the offices of The Ayco Company, L.P. (“Ayco”), at Executive Woods, Suite 120, 855 Route 146, Clifton Park, N.Y. 12065, and at any adjournments thereof.

     Owners of a variable life insurance contract or a variable annuity certificate or contract (“Contract”) issued by an affiliated or unaffiliated participating life insurance company (collectively, “Participating Insurance Companies”) with premiums or contributions allocated to investment divisions of a separate account (or sub-account thereof) (“Separate Accounts”) that have invested in the Fund, will be asked, as appropriate, to provide the Participating Insurance Companies with voting instructions on the following proposals:

     (1)  To approve or disapprove an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for (a) the transfer of all of the assets of the Fund to the Goldman Sachs Capital Growth Fund (“GS Fund”), a series of Goldman Sachs Variable Insurance Trust (“GS Trust”), in exchange for shares of the GS Fund having an aggregate value equal to the net assets of the Fund and the assumption by the GS Fund of all liabilities of the Fund and (b) the subsequent liquidation of the Fund;

     (2)  To approve or disapprove a proposed new Investment Management Agreement between Ayco, the Fund’s current investment manager, and the Trust, with respect to the Fund; and

     (3)  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The matters referred to above are discussed in detail in the Proxy Statement and Prospectus attached to this Notice. The Board of Trustees has fixed the close of business on September 30, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. These shareholders are the Participating Insurance Companies, to whom shares of the Fund have been sold as an investment option under the Contracts. As a Contract owner whose Contract values are allocated to the Fund as of the close of business on September 30, 2003, you are entitled to provide instructions to your Participating Insurance Company as to how to vote the shares of the Fund attributable to your Contract. Please refer to the accompanying Proxy Statement and Prospectus for more information about each of the proposals to be considered and acted upon at the Meeting or any adjournments thereof.

     Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTIONS CARD IN THE ENVELOPE PROVIDED, SO THAT YOUR VOTING INSTRUCTIONS WILL BE REPRESENTED AT THE MEETING. If you have returned a voting instructions card and are present at the Meeting, you may change the voting instructions specified in the voting instructions card at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered voting instructions card.

By order of the Board of Trustees,

/s/ Peter H. Heerwagen

Peter H. Heerwagen
Vice President & Secretary

PROXY STATEMENT AND PROSPECTUS DATED OCTOBER 14, 2003

AYCO SERIES TRUST
One Wall Street
Albany, New York 12212-5073
(800) 235-3412

GOLDMAN SACHS
VARIABLE INSURANCE TRUST
4900 Sears Tower
Chicago, Illinois 60606
(312) 655-4400

Special Meeting of Shareholders of
Ayco Growth Fund
to be held November 25, 2003

     This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of voting instructions by the Board of Trustees (“Board”) of Ayco Series Trust (“Trust”), on behalf of Ayco Growth Fund (“Fund”), the sole series of the Trust, in connection with a Special Meeting of Shareholders of the Fund (“Meeting”). The Meeting will be held on November 25, 2003, at 10:00 a.m., Eastern time, at the offices of The Ayco Company, L.P., (“Ayco”) at Executive Woods, Suite 120, 855 Route 146, Clifton Park, N.Y. 12065.

     Owners or holders of a variable life insurance contract or a variable annuity certificate or contract (“Contract”) issued by an affiliated or unaffiliated participating life insurance company (collectively, “Participating Insurance Companies”) with premiums or contributions allocated to a separate account (or sub-account thereof) of a Participating Insurance Company (“Separate Account”) that have invested in the Fund, will be asked to provide the Participating Insurance Companies with voting instructions on the following proposals:

     1.     To approve or disapprove an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for (a) the transfer of all of the assets of the Fund to the Goldman Sachs Capital Growth Fund (“GS Fund”), a series of Goldman Sachs Variable Insurance Trust (“GS Trust”), in exchange for shares of the GS Fund having an aggregate value equal to the net assets of the Fund and the assumption by the GS Fund of all liabilities of the Fund and (b) the subsequent liquidation of the Fund;

     2.     To approve or disapprove a proposed new Investment Management Agreement between Ayco, the Fund’s current investment manager, and the Trust, with respect to the Fund; and

     3.     To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Set forth directly below is a brief explanation of each of the proposals and certain related information. A more detailed explanation of each of the proposals and other necessary related information is contained elsewhere in this Proxy Statement/Prospectus. Please read that fuller explanation for more complete information about each of the proposals.

     The Reorganization Agreement. This Proxy Statement/Prospectus is soliciting owners and holders of Contracts (“Contract owners”) with Contract values allocated to the Fund (“Affected Contract owners”) to provide their respective Participating Insurance Companies with voting instructions with respect to the approval of the Reorganization Agreement. The Reorganization Agreement contemplates the transfer of all of the assets of the Fund to the GS Fund in exchange for shares of the GS Fund having an aggregate value equal to the net assets of the Fund (“Reorganization”). The Fund would then distribute to its shareholders (i.e., the Separate Accounts) the portion of the shares of the GS Fund to which each such shareholder is entitled. This would result in the liquidation of all or substantially all of the Fund’s assets.

     Under the proposed Reorganization Agreement, each shareholder of the Fund would be entitled to receive shares of the GS Fund having an aggregate value equal to the aggregate value of the shares of the Fund held by that shareholder, as of the close of business on the business day of the closing of the Reorganization. In turn, the total value of the shares of the GS Fund shares that would be attributable to each Affected Contract owner will be the same as the total value of the shares of the Fund that were attributable to that Affected Contract owner immediately prior to the Reorganization.

     As an Affected Contract owner, you are being asked to provide voting instructions to your relevant Participating Insurance Company with respect to the approval of the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because each of the shareholders of the Fund (i.e., the Participating Insurance Companies) are being asked to approve a Reorganization Agreement that will result in the shareholder holding shares of the GS Fund, and because Affected Contract owners are being asked to provide voting instructions to the Participating Insurance Companies with respect to the approval of the Reorganization Agreement that will result in their Contract values being allocated to the GS Fund, this Proxy Statement also serves as a Prospectus for the GS Fund.

     If the Reorganization Agreement is approved by the shareholders of the Fund, the shareholders of the Fund will receive shares of the GS Fund without the imposition of any sales charge, sales commission or transaction fee. This transaction will not result in any federal income tax liability for Shareholders of the Fund and Affected Contract owners. See “Information About the Reorganization — Federal Income Tax Consequences.”

     Certain Information about the Fund and the GS Fund. Both the Fund and the GS Fund (each a “Fund” and together, the “Funds”) offer their shares only to Separate Accounts for the purpose of funding Contracts. Shares of each Fund are not offered directly to the public. The Participating Insurance Companies are the shareholders of each Fund. However, each Participating Insurance Company is required to solicit voting instructions from Affected Contract owners and vote the shares of the Fund at the Meeting in accordance with timely voting instructions received from Affected Contract owners who have Contract values, as of September 30, 2003 (the “Record Date”) allocated to the Fund.

     Each of the Funds pools the monies it receives from Separate Accounts and invests those monies in a portfolio of securities pursuant to that Fund’s investment objective, principal investment strategies and investment restrictions. The following is a brief summary of each Fund’s investment objectives, principal investment strategies and investment restrictions.

     The Fund. The Fund is the sole series of the Trust, an open-end, management investment company organized as a Delaware statutory trust. The investment objective of the Fund is long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval, although the Board has no intention of doing so. In seeking to achieve its objective, the Fund normally invests at least 80% of its net assets in common stocks of large capitalization companies that Ayco, the Fund’s investment manager, believes will provide superior long-term investment results. For these purposes, large capitalization companies are those with market capitalizations of $5 billion or more at the time of the Fund’s investment. Ayco uses an investment approach that combines a fundamental analysis of individual companies with a top-down economic and market sector analysis. In selecting investments for the Fund, Ayco first reviews economic trends in order to identify economic sectors and companies that are expected to be positively affected by those trends. Ayco then seeks to identify securities of dominant companies with global franchises that have the following characteristics:

     •     earnings growth rates generally greater than that of the companies within the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”);

     •     strong balance sheets;

     •     strong company fundamentals;

     •     free cash-flow generation; and

     •     experienced management.

     Ayco may adjust the sector weightings of the Fund as it deems appropriate, and it expects to be fully invested, with minimal cash holdings. Normally, the Fund expects to hold common stocks of between 40 and 70 companies. Up to 15% of its total assets may be invested in securities of foreign companies.

     GS Fund. The GS Fund is a series of the GS Trust, an open-end, management investment company organized as a Delaware statutory trust. The GS Fund’s investment objective is to provide long-term growth of capital. It seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the GS Fund’s investment adviser to have long-term capital appreciation potential. The GS Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in equity investments. Although the GS Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

     The growth investment philosophy of the GS Fund’s investment adviser is as follows:

     •     invest as if buying the company/business, not simply trading its stock;

     •     understand the business, management, products and competition;

     •     perform intensive, hands-on fundamental research;

     •     seek businesses with strategic competitive advantages;

     •     over the long-term expect each company’s stock price ultimately to track the growth in the value of the business;

     •     buy high quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management; and

     •     purchase superior long-term growth companies at a favorable price or seek to purchase at a fair valuation, giving the investor the potential to capture returns from above-average growth rates.

     Goldman Sachs Asset Management, L.P. (“GSAM”), a subsidiary of The Goldman Sachs Group, Inc. (“GSG”), serves as investment adviser for the GS Fund. GSAM is described in more detail under “Information About the Management of the Fund and the GS Fund.”

     While the investment objectives of the Fund and the GS Fund are the same and the principal investment strategies of the Fund and the GS Fund are compatible, there are certain differences that are described under “Comparison of Investment Objectives and Principal Investment Strategies” in this Proxy Statement/Prospectus.

     New Investment Management Agreement. As an Affected Contract owner, you are also being asked to provide voting instructions to your relevant Participating Insurance Company with respect to the approval of the proposed new Investment Management Agreement, which is attached as Exhibit B, between Ayco, the Fund’s current investment manager, and the Trust (“new Investment Management Agreement”).

     On July 1, 2003, GSG acquired all of the outstanding voting securities of Ayco. Prior to the acquisition of Ayco by GSG (“Acquisition”), the Fund was managed by Ayco pursuant to an Investment Management Agreement dated as of November 29, 2000 between Ayco and the Trust, on behalf of the Fund (“Prior Management Agreement”). The Acquisition was deemed to be an “assignment” of the Prior Management Agreement, which caused the Prior Management Agreement to be terminated as of July 1, 2003. The Prior Management Agreement had been approved by the sole initial shareholder of the Fund on November 29, 2000, and the continuance of the Prior Management Agreement was most recently approved by the Board at a meeting held on November 14, 2002.

     At a Special Meeting of the Board of Trustees held on June 11, 2003 in anticipation of the Acquisition, the Board determined that it would be in the best interest of the Fund, its shareholders and Affected Contract owners to continue the investment management relationship between the Trust and Ayco. The Board is now asking for your approval of a new Investment Management Agreement between the Trust, on behalf of the Fund, and Ayco for a number of reasons, including: (1) so the Fund will be able to continue to utilize the investment management services of Ayco until the Reorganization is completed (assuming that the Reorganization Agreement is approved by shareholders); (2) to permit the Fund to continue to utilize the investment management services of Ayco if the

Reorganization Agreement is not approved by shareholders; and (3) so Ayco will be permitted to receive compensation for its continuing investment management services for the Fund since the Acquisition date.

     Other Information. This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about each of the proposals that a prospective investor should know before investing. A Statement of Additional Information dated October 14, 2003 relating to this Proxy Statement/Prospectus is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and any subsequent shareholder reports, call 1-800-621-2550, or write the GS Trust at the address listed for the GS Fund on the cover page of this Proxy Statement/Prospectus and you will be mailed one free of charge.

     The following documents have been filed with the U.S. Securities and Exchange Commission (“SEC”): (i) the Prospectus and Statement of Additional Information of the Fund dated May 1, 2003, as supplemented on August 29, 2003; (ii) the Prospectus and Statement of Additional Information of the GS Fund dated May 1, 2003; (iii) the Annual and Semi-Annual Reports for the Fund dated December 31, 2002 and June 30, 2003, respectively; and (iv) the Annual and Semi-Annual Reports for the GS Fund dated December 31, 2002 and June 30, 2003, respectively. Copies of the Fund’s Prospectus and Statement of Additional Information, the Fund’s Annual and Semi-Annual Reports and any subsequently released shareholder reports are available upon request and without charge by calling the Fund on 1-800-235-3412 or by writing to the Fund at the address listed for the Fund on the cover page of this Proxy Statement/Prospectus. Copies of the GS Fund’s Prospectus and Statement of Additional Information, the GS Fund’s Annual and Semi-Annual Reports and any subsequently released shareholder reports are available upon request and without charge by calling 1-800-621-2550 or by writing to the GS Fund at the address listed for the GS Fund on the cover page of this Proxy Statement/Prospectus.

     Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the proposed Reorganization Agreement pertaining to the proposed Reorganization. Accompanying this Proxy Statement/Prospectus as Exhibit B is a copy of the proposed new Investment Management Agreement.

     The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

PROPOSAL NO. 1
APPROVAL OF THE REORGANIZATION AGREEMENT

COMMON QUESTIONS AND ANSWERS
ABOUT THE PROPOSED REORGANIZATION

Q	How will the Reorganization affect me as an Affected Contract owner?

A	If the Reorganization Agreement is approved, the assets of the Fund will be combined with those of the GS Fund and your Contract value will be allocated to the GS Fund. Following the Reorganization, the total value of the GS Fund shares to which you have Contract values allocated will be the same as the total value of the shares of the Fund to which you had Contract values allocated immediately prior to the Reorganization.

Q	Why is the Reorganization being recommended?

A	As you may know, GSG recently acquired the Fund’s investment adviser and distributor. GSG has decided to consolidate the mutual fund investment advisory operations of the Fund’s investment adviser with those of the GS Fund’s investment adviser. In addition, the Reorganization is intended to provide an investment vehicle that will continue to serve the investment objective of Affected Contract owners. We believe the Reorganization will benefit shareholders of the Fund without adversely affecting the current shareholders of the GS Fund. In particular, we believe that given the investment expertise of GSAM and the compatibility between the investment objectives and principal investment strategies of the Fund and those of the GS Fund, the Reorganization will enable Affected Contract owners to continue their individual investment programs without substantial disruption.

In addition, as a result of a low level of Fund assets, the Fund’s expense ratio (before giving effect to fee waivers and expense reimbursements provided by Ayco) has failed to decline to a level that would make the continued operation of the Fund sustainable without continued subsidization by Ayco. Without significant asset growth from sales of the Fund’s shares, the Fund’s expenses are not expected to decline to a level at which the Fund would be self-sustaining. We expect that the expense ratios of the GS Fund (which are currently lower than those of the Fund before giving effect to fee waivers and expense reimbursements, and are marginally higher than those of the Fund after giving effect to fee waivers and expense reimbursements) will not increase as a result of the Reorganization. In addition, we expect that the Reorganization will promote greater efficiency in the operations of the GS Fund and, over the long term, will result in the reduction of certain costs and expenses of the GS Fund. In this regard, you should know that shareholders of a separate open-end investment company (“Other Fund”) are also being requested to approve the merger of the Other Fund with and into the GS Fund (“Other Reorganization”). If the Other Reorganization is also accomplished, it is likely that the GS Fund will enjoy still greater efficiency in its operations and a further reduction in certain of its costs and expenses that should produce a further reduction in the GS Fund’s expense ratio.

Combining the assets of the Fund with those of the GS Fund is intended to provide various benefits to Affected Contract owners once their Contract value is transferred to the GS Fund (as well as to existing and future investors of the GS Fund). For example, as noted above, the proposed Reorganization will enable Affected Contract owners to benefit from higher asset levels in the GS Fund that should result in lower per share operating expenses. Higher asset levels also should benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs and/or more favorable pricing.

Q.	How do the fees paid by the GS Fund compare to those payable by the Fund?

A.	The total per share operating expenses of the GS Fund are lower than those of the Fund, before giving effect to fee waivers and expense reimbursements, and are marginally higher than those of the Fund after giving effect to fee waivers and expense reimbursements. In this regard, as noted above, if the shareholders of the Other Fund approve the merger of the Other Fund with and into the GS Fund (“Other Reorganization”), it is likely that the GS Fund will enjoy still greater efficiency in its operations, and a further reduction in certain of its costs and expenses that should produce a further reduction in the GS Fund’s expense ratio.

The management fee for the GS Fund is slightly lower that the investment management fee for the Fund. Pro forma fee and expense information (reflecting the effect of only the proposed Reorganization, and the effect of the proposed Reorganization and the Other Reorganization) is included in this Proxy Statement/Prospectus for your reference.

Q.	Will I have to pay any sales load, commission or other transactional fee or expense in connection with the Reorganization?

A.	No. The full value of your shares of the Fund will be exchanged for shares of the GS Fund without the imposition of any sales load, commission or other transactional fee or expense. GSAM or GSG and Ayco will bear all of the expenses of both Funds in connection with the Reorganization, except for brokerage fees and brokerage expenses associated with the Reorganization. However, Ayco will bear the portion of the costs of this proxy solicitation associated with the solicitation of shareholder approval of Proposal 2.

Q.	Who will serve as investment adviser and provide other services to the combined GS Fund?

A.	GSAM, with its principal place of business at 32 Old Slip, New York, New York 10005, serves as the investment adviser to the GS Fund. Goldman Sachs & Co. (“Goldman Sachs”), with its principal place of business located at 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (“Distributor”) and transfer agent (“Transfer Agent”) of the GS Fund.

Q.	Will I have to pay any federal income taxes as a result of the Reorganization?

A.	No. The Reorganization will have no federal income tax impact on you. It is contemplated that the Reorganization will qualify as a nontaxable “reorganization” for federal income tax purposes. However, even if that were not to be the case, the Reorganization would not result in any taxable income or gain for you, because shares of the Fund, rather than being owned by you directly, are owned by a Separate Account of a Participating Insurance Company with respect to its Contract with you.

Q.	What happens if the Reorganization Agreement is not approved?

A.	If the Reorganization Agreement is not approved by shareholders, the Board will take such further action as it deems to be in the best interests of the Fund, its shareholders and Affected Contract owners.

SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

Proposed Reorganization Agreement

     The Board approved the Reorganization Agreement on August 26, 2003. Subject to the approval of the shareholders of the Fund (in accordance with the voting instructions provided by Affected Contract owners), the Reorganization Agreement provides for:

     •     the transfer of all of the assets of the Fund to the GS Fund and the assumption by the GS Fund of all of the liabilities of the Fund in exchange for shares of the GS Fund having an aggregate value equal to the assets and liabilities of the Fund;

     •     the distribution to each of the shareholders of the Fund (i.e., the Separate Accounts) of shares of the GS Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder; and

     •     the complete liquidation of the Fund.

     If the Reorganization Agreement is approved by shareholders, the Reorganization is currently scheduled to be completed upon the close of business on Thursday, December 18, 2003, or on a later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Fund will become the owner of the number of full and fractional shares of the GS Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the close of business on the Closing Date. In turn, the total value of the GS Fund shares that would be attributable to each Affected Contract owner will be the same as the total value of the shares of the Fund that were attributable to that Affected Contract owner immediately prior to the Reorganization. See “Information About the Reorganization” below.

     For the reasons set forth below under “Reasons for the Reorganization,” the Board, including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), has concluded that the Reorganization would be in the best interests of the shareholders of the Fund and of the Affected Contract owners and that the interests of the Fund’s existing shareholders and the Affected Contract owners would not be diluted as a result of the Reorganization. Therefore, the Board has requested that the Reorganization Agreement be submitted for approval to the shareholders of the Fund (based on voting instructions provided by Affected Contract owners).

     THE BOARD RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS “FOR” THE PROPOSED REORGANIZATION AGREEMENT.

     Approval of the Reorganization Agreement will require the affirmative “vote of a majority of the outstanding voting securities” entitled to vote on the proposal which means the affirmative vote of 67% or more of the Fund’s shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund, whichever is less. See “Voting Information.”

Effect of the Proposed Reorganization

     As a result of the Reorganization, the Fund would be combined with the GS Fund and each shareholder of the Fund at the time of the Reorganization would become a shareholder of the GS Fund, receiving shares of the GS Fund having an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Fund. Similarly, as noted above, the total value of the GS Fund shares that would be attributable to each Affected Contract owner will be the same as the total value of the shares of the Fund that were attributable to that Affected Contract owner immediately prior to the Reorganization. No sales charges, sales commissions, transaction fees or expenses will be imposed as a result of the Reorganization. Following the Reorganization, it is expected that the Fund will be liquidated.

Information About the Fund and the GS Fund

     Both Funds offer their shares only to Separate Accounts for the purpose of funding Contracts. Shares of each Fund are not offered directly to the public. As noted above, the Participating Insurance Companies, not the owners of the Contracts or participants therein, are the shareholders of each Fund. Each Fund pools the monies of Separate Accounts and invests the monies in a portfolio of securities pursuant to the Fund’s investment objective and policies. The following is a brief summary of each Fund.

Summary Comparison of Fees and Expenses

     This table describes the fees and expenses that you would pay if you buy and hold Shares of each Fund and the estimated fees and expenses of the combined GS Fund on a pro forma basis, after giving effect to: (i) the proposed Reorganization only; and (ii) the proposed Reorganization and the Other Reorganization. There are no sales loads, sales commissions or other transaction fees or expenses that will be paid directly from your investment in your Contract or from your indirect investment in the underlying GS Fund in connection with the completion of the Reorganization. The fees described in the following table relate only to the fees and expenses of the Fund and the GS Fund and do not include any fees or expenses charged under a Contract. Contracts impose sales charges and other ongoing fees and expenses on Contract owners which are described in the relevant Contract’s prospectus.

     Two sets of combined pro forma expenses are included in the table below. One set (Combined Pro Forma —Proposed Reorganization Only) assumes that only the Fund reorganizes into the GS Fund. The other set (Combined Pro Forma — Proposed Reorganization and Other Reorganization) assumes that the Fund and another investment company reorganize into the GS Fund. As shown below, if the Proposed Reorganization and Other Reorganization are consummated, the estimated total annual fund operating expenses are expected to be lower than such expenses if only the Proposed Reorganization is consummated.

Comparison of Fees and Expenses

			Combined	Combined
			Pro forma	Pro forma

(Proposed
			(Proposed	Reorganization
		GS	Reorganization	AND Other
	Fund	Fund	ONLY)	Reorganization)

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A*	N/A*	N/A*	N/A*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A*	N/A*	N/A*	N/A*
Redemption Fees	N/A*	N/A*	N/A*	N/A*
Exchange Fees	N/A*	N/A*	N/A*	N/A*
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)[1]
Management Fee	0.80%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A*	N/A*	N/A*	N/A*
Other Expenses	2.87%[2]	0.85%[3]	0.54%[3]	0.16%[4]

Total Annual Fund Operating Expenses	3.67%[5]	1.60%	1.29%	0.91%[4]

     As noted above, the Total Annual Fund Operating Expenses (before and after expense reimbursements) for the Fund, GS Fund and the pro forma combined fund (reflecting both the Proposed Reorganization and the Proposed Reorganization and Other Reorganization) is as follows:

			Combined	Combined
			Pro forma	Pro forma

(Proposed
			(Proposed	Reorganization
		GS	Reorganization	AND Other
	Fund	Fund	ONLY)	Reorganization)

Before Expense Reimbursement	3.67%	1.60%	1.29%	0.91%
After Expense Reimbursement	1.00%	1.04%	1.04%	0.90%

     Fund shareholders should note that unless both the Proposed Reorganization and Other Reorganization occur, it is expected that Total Annual Fund Operating Expenses for the GS Fund after its combination with the Fund will be greater than the Fund’s Total Annual Fund Operating Expenses after expense reimbursement.

* Not applicable.

1	The figures represented for the Fund are as of December 31, 2002. The figures for the GS Fund have been restated to reflect current fees. The combined pro forma information is as of June 30, 2003.

2	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis as a percentage of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. Ayco has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”), pursuant to which Ayco has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) are limited to 1.00% of the average daily net assets of the Fund until December 31, 2003. The Expense Limitation Agreement shall continue from year to year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.

3	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the GS Fund plus all other ordinary expenses not detailed above. GSAM has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) equal on an annualized basis to 0.25% of the average daily net assets of the GS Fund. As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” which are actually incurred as of the date of this proxy statement/prospectus are equal on an annualized basis to 0.29% and 1.04% of the average daily net assets of the Fund, respectively. In addition, as a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” which are estimated to be actually incurred as of the date of this proxy statement/prospectus are equal on an annualized basis to 0.25% and 1.04% of the average daily net assets of the Combined Fund pro forma (Proposed Reorganization only and not the Proposed Reorganization and Other Reorganization). GSAM may cease this expense limitation at any time. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

4	GSAM has agreed in the Agreement and Plan of Reorganization relating to the Other Reorganization that if such reorganization takes place, it will reimburse the GS Fund as necessary to limit total annual fund operating expenses to 0.90% until June 30, 2005.

5	The total net annual operating expenses for the Fund are 1.00%, which reflects a deduction for the expense reimbursement by Ayco of 2.67%.

EXAMPLE*

     The Example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds.

     This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

	1 year	3 years	5 years	10 years

Fund	$102	$876	$1,670	$3,750
GS Fund	$163	$505	$871	$1,900
GS Fund (Pro Forma) — Giving Effect to Proposed Reorganization ONLY	$131	$409	$708	$1,556
GS Fund (Pro Forma) — Giving Effect to Proposed Reorganization AND Other Reorganization	$92	$289	$502	$1,118

*	The example does not include charges that are imposed by the Contracts or the Separate Accounts. If those charges were reflected, the Example would show higher costs.

     Following the Reorganization and in the ordinary course of business, we expect that certain holdings of the Fund that are transferred to the GS Fund in connection with the Reorganization may be sold. Such sales may result in additional transaction costs for the GS Fund (which will not be assumed or paid by GSAM) and may be a taxable event that may result in the realization of taxable gains or losses from such sales for the GS Fund. However, such gains or losses should have no impact on any Contract owners due to the tax-deferred nature of Contracts.

Investment Objectives, Principal Investment Strategies and Restrictions of the Fund and the GS Fund

     The Fund and the GS Fund have compatible investment objectives, principal investment strategies and investment restrictions. The investment objective of both Funds is the same, i.e., to provide long-term growth of capital.

     The Fund. The Fund is the sole series of the Trust, an open-end, management investment company organized as a Delaware statutory trust. As noted above, the investment objective of the Fund is long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval, although the Board has no intention of doing so. In seeking to achieve its investment objective, the Fund normally invests at least 80% of its net assets in common stocks of large capitalization companies that Ayco believes will provide superior long-term investment results. For these purposes, large capitalization companies are those with market capitalizations of $5 billion or more at the time of the Fund’s investment. Ayco uses an investment approach that combines a fundamental analysis of individual companies with a top-down economic and market sector analysis. In selecting investments for the Fund, Ayco first reviews economic trends in order to identify economic sectors and companies that are expected to be positively affected by those trends. Ayco then seeks to identify securities of dominant companies with global franchises that have the following characteristics:

     •     earnings growth rates generally greater than that of the companies within the S&P 500;

     •     strong balance sheets;

     •     strong company fundamentals;

     •     free cash-flow generation; and

     •     experienced management.

     Ayco may adjust the sector weightings of the Fund as it deems appropriate, and it expects to be fully invested, with minimal cash holdings. Normally, the Fund expects to hold common stocks of between 40 and 70 companies. Up to 15% of its total assets may be invested in securities of foreign companies. Ayco may sell a portfolio holding for one or more of the following reasons:

     •     the issuer’s long-term relative earnings potential has declined or it is considered to be overvalued;

     •     the issuer has not met Ayco’s earnings and/or growth expectations;

     •     the issuer’s characteristics have changed;

     •     political, economic, or other events no longer match Ayco’s original expectations when it decided to purchase the security; or

     •     the security has reached Ayco’s price objective.

     GS Fund. The GS Fund is a series of the GS Trust, an open-end, management investment company organized as a Delaware statutory trust. The GS Fund’s investment objective is to provide long-term growth of capital. It seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by GSAM to have long-term capital appreciation potential.

     The GS Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in equity investments. Although the GS Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

     The growth investment philosophy of the GS Fund’s investment adviser is as follows:

     •     invest as if buying the company/business, not simply trading its stock;

     •     understand the business, management, products and competition;

     •     perform intensive, hands-on fundamental research;

     •     seek businesses with strategic competitive advantages;

     •     over the long-term expect each company’s stock price ultimately to track the growth in the value of the business;

     •     buy high quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management; and

     •     purchase superior long-term growth companies at a favorable price or seek to purchase at a fair valuation, giving the investor the potential to capture returns from above-average growth rates.

Risk Factors

     Because the Fund and the GS Fund invest in similar types of securities, investment in these Funds involves similar types of risks. These risks include those that are generally associated with investing in equity securities. The Fund and the GS Fund are subject to the following principal investment risks:

Fund	GS Fund

Emerging Countries Risk	Emerging Countries Risk
Foreign Securities Risk	Foreign Securities Risk
Investment Style Risk	Investment Style Risk
Management Risk	Management Risk
Market Risk	Market Risk
Stock Risk	Stock Risk
Credit/Default Risk
Derivatives Risk
Interest Rate Risk
Liquidity Risk

     See “Comparison of Investment Objectives and Principal Investment Strategies — Risk Factors” below for a more detailed discussion of each of these risks.

Performance of the Fund and the GS Fund

     The bar chart and table below provide an indication of the risks of investing in each Fund by showing: (a) changes in the performance of that Fund’s shares from year to year; and (b) how the average annual total returns of that Fund’s shares compares to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. Each Fund’s past performance is not necessarily an indication of how that Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, each Fund’s performance would have been reduced. In addition, the performance figures presented below do not include charges that are imposed by the Contracts or the Separate Accounts. If these charges were reflected, results would be less than those shown.

FUND

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2002	1 Year	Since Inception

Fund (Inception 12/01/00)	–29.30%	–17.34%
S&P 500® Index**	–22.10%	–16.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

GS FUND

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2002	1 Year	Since Inception

Fund (Inception 04/30/98)	–24.33%	–3.20%
S&P 500® Index**	–22.10%	–3.25%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees or expenses.

Purchase and Redemption Procedures

     Procedures for the purchase, exchange and redemption of shares of the Fund and the GS Fund are substantially the same.

     Shares of the Fund are sold to Separate Accounts to fund benefits payable under Contracts. Shares of the GS Fund likewise are sold to Separate Accounts to fund benefits payable under Contracts.

     In each instance, shares of the Funds are purchased in accordance with Separate Account allocation instructions received from Contract owners. The Funds then use the proceeds to buy securities for their respective portfolios. Because Contracts may have different provisions with respect to the timing and method of purchases, exchanges, and redemptions, and any charges therefor, Contract owners should review their Contract prospectuses and may also contact their respective Participating Insurance Company directly for details concerning these transactions. See “How to Purchase and Sell Shares of the GS Fund — Purchasing and Redeeming Shares.”

Dividends and Distributions

     Both Funds currently declare and pay dividends on net investment income, if any, and distribute all realized capital gains, at least annually. Each Participating Insurance Company invests all dividends and capital gains distributions in additional shares of the relevant Fund.

Tax Consequences

     It is contemplated that the Reorganization will qualify as a nontaxable “reorganization” for federal income tax purposes. The Reorganization will not, in any event, result in any federal income tax liability for the GS Fund, the Fund, its shareholders or Affected Contract owners. See “Information about the Reorganization — Federal Income Tax Consequences.”

Appraisal Rights

     Shareholders of the Fund are not entitled to any “dissenters’ rights” under the Declaration of Trust of the Trust or under the laws of the State of Delaware in connection with the Reorganization. However, Affected Contract owners do have the right to remove their Contract values from the Fund at the Fund’s net asset value and direct that such Contract values be allocated to another investment option until the business day immediately preceding the Closing Date. Thereafter, Contract owners may remove their Contract values from the GS Fund at the GS Fund’s net asset value and direct that such Contract values be allocated to another investment option.

REASONS FOR THE REORGANIZATION

     Currently, the Fund and the GS Fund are investment portfolios of separate open-end management investment companies, and each Fund must separately bear the costs of its own operations. It is expected that consolidating their separate operations should generally benefit the shareholders of both Funds by permitting shareholders to enjoy the more cost efficient operations of a single fund. Also, it is anticipated that combining the assets of the Funds should create future economies of scale that would result from the larger asset base of the GS Fund after the Reorganization. The larger aggregate net assets of the GS Fund should enable the GS Fund over the long term to obtain the benefits of economies of scale, permitting the reduction of certain costs and expenses that may result in lower overall expense ratios through the spreading of fixed costs of operations over a larger asset base. As a general rule, economies of scale can be realized with respect to fixed expenses, such as printing costs and fees for certain professional services, although expenses that are based on the value of assets would be largely unaffected by the Reorganization. However, there can be no assurance that these cost-efficiencies will be realized.

     In addition, it is expected that the Reorganization will permit the shareholders of the Fund to pursue their investment goals in a larger fund (i.e., the GS Fund) that has investment objectives, principal investment strategies and investment restrictions that are compatible with those of the Fund. In this regard, a larger fund should enhance the ability of GSAM to effect portfolio transactions on more favorable terms and give GSAM greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification. In addition, a larger fund should not be as significantly affected by high levels of shareholder redemptions.

     Moreover, as a result of a low level of Fund assets, the Fund’s expense ratio (before giving effect to fee waivers and expense reimbursements provided by Ayco) has failed to decline to a level that would make the continued operation of the Fund sustainable without continued subsidization by Ayco. Without significant asset growth from sales of the Fund’s shares, the Fund’s expenses are not expected to decline to a level at which the Fund would be self-sustaining. We expect that the expense ratios of the GS Fund (which are currently lower than those of the Fund before giving effect to fee waivers and expense reimbursements, and are marginally higher than those of the Fund after giving effect to fee waivers and expense reimbursements) will not increase as a result of the Reorganization. Further, as noted above, we expect that the Reorganization will promote greater efficiency in the operations of the GS Fund that, over the long term, should result in the reduction of certain costs and expenses of the GS Fund. In this regard, you should know that shareholders of the Other Fund are also being requested to approve the Other Reorganization. If the Other Reorganization is also accomplished, it is likely that the GS Fund will enjoy still greater efficiency in its operations and a further reduction in certain of its costs and expenses over the long term.

     In light of the foregoing considerations, the Board unanimously concluded that (1) the Reorganization is in the best interests of the Fund, its shareholders and Affected Contract owners; and (2) the Reorganization would not result in a dilution of shareholders’ and Affected Contract owners’ interests. Similarly, the Board of Trustees of the GS Trust has approved the Reorganization with respect to the GS Fund and determined that the Reorganization is in the best interests of shareholders of the GS Fund as well as Contract owners with Contract values allocated to the GS Fund and that the interests of shareholders of the GS Fund as well as Contract owners with Contract values allocated to the GS Fund would not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

     The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached to this Proxy Statement/Prospectus as Exhibit A.

     The Reorganization Agreement provides that the GS Fund will acquire all of the assets, subject to all of the liabilities, of the Fund in exchange for shares of the GS Fund. Subject to the satisfaction of the conditions described below, such reorganization transaction currently is scheduled to occur upon the close of business on December 18, 2003, or on a later date as the parties may agree (“Closing Date”).

     The computation of the net asset value with respect to the Fund’s shares will be made by U.S. Bancorp Fund Services, LLC, in its capacity as the Fund’s administrator, and shall be subject to confirmation by each Fund’s investment adviser. The computation of the net asset value with respect to the GS Fund’s shares shall be made by GSAM, in its capacity as the GS Fund’s administrator, and shall be subject to confirmation by each Fund’s investment adviser. The method of valuation employed by each Fund will be in accordance with the procedures described in the current prospectus for that Fund.

     The number of full and fractional shares of the GS Fund that shareholders will receive upon the completion of the Reorganization will be equal in value to the value of their shares as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”).

     As promptly as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record (i.e., the Separate Accounts) as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the GS Fund received by the Fund in the Reorganization. The liquidation and distribution by the Fund to its shareholders will be accomplished by the transfer of the GS Fund shares then credited to the account of the Fund on the books of the GS Fund to open accounts on the share records of the GS Fund in the names of the Fund’s shareholders. The aggregate net asset value of GS Fund shares to be credited to Fund shareholders will be equal to the aggregate net asset value of the Fund shares owned by Fund shareholders on the Closing Date. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. Shareholders of the Fund as of the Record Date (i.e., the Separate Accounts) will receive shares of the

GS Fund in accordance with the procedures provided for in the Reorganization Agreement. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

     After such distribution, it is currently anticipated that the Trust will take all necessary steps under Delaware law, the Trust’s Declaration of Trust, the Investment Company Act of 1940, as amended (“1940 Act”) and any other applicable law to effect a complete dissolution of the Trust and the Fund as a Delaware statutory trust and the deregistration of the Trust under 1940 Act.

     The Board of the Trust has determined, with respect to the Fund, and the Board of Trustees of the GS Trust, with respect to the GS Fund, has determined, with respect to the GS Fund, that the interests of shareholders of each of those Funds as well as Contract owners with Contract values allocated to each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds, its shareholders and Contract owners with Contract values allocated to each of those Funds. GSAM or GSG and Ayco will bear all of the fees and expenses associated with the Reorganization, including without limitation, legal fees, printing and mailing costs, and fees and expenses of any proxy solicitation firm that may be retained.

     However, Ayco will bear the portion of the costs of this proxy solicitation associated with the solicitation of voting instructions with respect to Proposal 2. That portion is expected to be approximately $29,600 or 20% of the total expenses of the solicitation expenses. The types of expenses allocated to Ayco may include, without limitation, legal fees, printing and mailing costs, and fees and expenses of any proxy solicitation firm engaged.

     The Reorganization Agreement may be terminated at any time prior to the Closing Date (a) by the mutual consent of the parties; (b) by the Trust (i) upon any material breach by the GS Trust of any of its representations, warranties or covenants contained in the Reorganization Agreement, provided that the GS Trust shall have been given a period of 10 business days to cure such breach or (ii) if the certain conditions set forth in the Reorganization Agreement are not satisfied; or (c) by the GS Trust (i) upon any material breach by the Trust of any of its representations, warranties or covenants contained in the Reorganization Agreement, provided that the Trust shall have been given a period of 10 business days to cure such breach or (ii) if the certain conditions set forth in the Reorganization Agreement are not satisfied. The Reorganization Agreement provides that the Trust, on behalf of the Fund, and the GS Trust, on behalf of the GS Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that the Reorganization Agreement be approved by shareholders of the Fund.

     Approval of the Reorganization Agreement will require the affirmative “vote of a majority of the outstanding voting securities” entitled to vote on the proposal which means the affirmative vote of 67% or more of the Fund’s shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund, whichever is less. See “Voting Information.”

     THE BOARD OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

Description of the GS Fund’s Shares

     Full and fractional shares of beneficial interest of the GS Fund will be issued to the Fund’s shareholders (i.e., the Separate Accounts) in accordance with the procedures detailed in the Reorganization Agreement. The GS Fund does not issue share certificates. The shares of the GS Fund to be issued to Fund shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described below in “How to Purchase and Sell Shares of the GS Fund.”

Federal Income Tax Consequences

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free “reorganization” described in Internal Revenue Code section 368(a), on which no gain or loss will be recognized by the GS Fund, the Fund or the shareholders of the Fund. However, even if that were not to be the case, the Reorganization would not result in any federal income tax liability for the GS Fund, the Fund, the Separate Accounts that are shareholders of the Fund or the underlying Affected Contract owners, because none of those persons and entities would be taxable in any event on any gain or income that might be recognized on account of a failure of the Reorganization to qualify as a reorganization for federal income tax purposes.

     You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Capitalization

     The following table shows the capitalization of the Fund and the GS Fund as of June 30, 2003, and on a pro forma basis as of that date, giving effect to: (i) the proposed Reorganization only; and (ii) the proposed Reorganization and the Other Reorganization.

	As of June 30, 2003

			Pro Forma after	Pro Forma after
			Reorganization	Reorganization

				(Proposed
			(Proposed	Reorganization AND
			Reorganization	Other
SHARES	Fund	GS Fund	ONLY)	Reorganization)

Net Assets	$12,645,853	$22,727,663	$35,373,516	$159,077,350
Net asset value per share	$7.46	$8.53	$8.53	$8.53
Shares outstanding	1,695,416	2,665,139	4,147,654	18,649,850

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The following discussion comparing investment objectives, principal investment strategies and investment restrictions of the Fund and the GS Fund is based upon and qualified in its entirety by the respective investment objectives, principal investment strategies and investment restrictions sections of the prospectuses of the Fund and the GS Fund, each dated May 1, 2003.

Investment Objectives of Each Fund

     Each Fund is a diversified, open-end management investment company under the 1940 Act. The investment objective of each Fund is to provide long-term growth of capital. The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval; however, shareholders would be notified of any such change. Although the respective investment objectives of the Fund and the GS Fund are identical, Contract owners should consider certain differences in the principal investment strategies of, and portfolio securities held by, each Fund.

Primary Investments of Each Fund

The Fund

     The Fund is the sole series of the Trust, an open-end, management investment company organized as a Delaware statutory trust. The investment objective of the Fund is long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval, although the Board has no intention of doing so.

     In seeking to achieve its objective, the Fund normally invests at least 80% of its net assets in common stocks of large capitalization companies that Ayco believes will provide superior long-term investment results. For these purposes, large capitalization companies are those with market capitalizations of $5 billion or more at the time of the Fund’s investment. Ayco uses an investment approach that combines a fundamental analysis of individual companies with a top-down economic and market sector analysis. In selecting investments for the Fund, Ayco first reviews economic trends in order to identify economic sectors and companies that are expected to be positively affected by those trends. Ayco then seeks to identify securities of dominant companies with global franchises that have the following characteristics:

     •       earnings growth rates generally greater than that of the companies within the S&P 500;

     •       strong balance sheets;

     •       strong company fundamentals;

     •       free cash-flow generation; and

     •       experienced management.

     Ayco may adjust the sector weightings of the Fund as it deems appropriate, and it expects to be fully invested, with minimal cash holdings. Normally, the Fund expects to hold common stocks of between 40 and 70 companies. Up to 15% of its total assets may be invested in securities of foreign companies.

The GS Fund

     The GS Fund is a series of the GS Trust, an open-end, management investment company organized as a Delaware statutory trust. The GS Fund’s investment objective is to provide long-term growth of capital. It seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the GS Fund’s investment adviser to have long-term capital appreciation potential.

     The GS Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in equity investments. Although the GS Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

     The GS Fund will:

     •       invest as if buying the company/business, not simply trading its stock;

     •       understand the business, management, products and competition;

     •       perform intensive, hands-on fundamental research;

     •       seek businesses with strategic competitive advantages;

     •       over the long-term expect each company’s stock price ultimately to track the growth in the value of the business;

     •       buy high quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management; and

     •       purchase superior long-term growth companies at a favorable price or seek to purchase at a fair valuation, giving the investor the potential to capture returns from above-average growth rates.

     Neither Fund may invest more than 25% of its total assets in any one industry. However, each Fund may invest in securities of companies located in foreign countries with developed securities markets. Most of the companies in which the Funds invest are located in the United States. See “Further Information About Each Fund’s Investment Strategies and Their Risks” below.

Risk Factors

     Both Funds. Both the Fund and the GS Fund are subject to the following principal investment risks:

     Emerging Countries Risk. The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

     Foreign Securities Risk. The risk that when the Fund or the GS Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The GS Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the GS Fund invests in issuers located in emerging countries.

     Investment Style Risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Each Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

     Management Risk. The risk that a strategy used by the investment adviser to the Fund or the GS Fund may fail to produce the intended results.

     Market Risk. The risk that the value of the securities in which the Fund and the GS Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s and the GS Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the GS Fund’s exposure to risk of loss from adverse developments affecting those sectors.

     Stock Risk. The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

     Additional Principal Investment Risks for the GS Fund. The GS Fund is subject to the following additional principal investment risks:

     Credit/Default Risk. The risk that an issuer or guarantor of fixed-income securities held by the GS Fund may default on its obligation to pay interest and repay principal.

     Derivatives Risk. The risk that loss may result from the GS Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the GS Fund.

     Interest Rate Risk. The risk that when interest rates increase, fixed income securities held by the GS Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

     Liquidity Risk. The risk that the GS Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. A fund that invests in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic market or political events, or adverse investor perceptions whether or not accurate.

Further Information About Each Fund’s Investment Strategies and Their Risks

     Further information about each Fund’s investment strategies and their risks is set forth below.

     Borrowing. The Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, that may involve borrowing, in a manner consistent with the Fund’s investment objective and principal investment strategies, provided that the combination of (i) and (ii) shall not exceed one-third of the value of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. This is a fundamental policy which can be changed only by shareholders.

     The GS Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed). The GS Fund may also, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, and the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The foregoing are fundamental policies which can only be changed by shareholders. As a non-fundamental policy, the GS Fund may not purchase additional securities if its borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

     Derivatives. Each Fund may, but is not required to, purchase derivative instruments. Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options and forward currency exchange contracts. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). A fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes, but the GS Fund may use futures and related options to seek to increase total return. There can be no assurance that a Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

     The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

     Foreign Securities. Each Fund may invest a portion of its total assets in foreign securities. The Fund may invest up to 15% of its total assets in foreign securities, while the GS Fund may invest up to 10% of its total assets in foreign securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by European financial institutions. New York Registered Shares (“NYRs”), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

     Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and record keeping requirements.

     Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds’ respective net currency positions may expose them to risks independent of their securities positions.

     Securities Lending. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of each Fund’s total assets (including the loan collateral), respectively. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money. The Fund’s securities lending percentage limitation, but not the GS Fund’s, is a fundamental investment restriction that may not be changed without a shareholder vote.

     Short-Term Trading. Each Fund may engage in short-term trading of portfolio securities, which may result in increasing a Fund’s portfolio turnover rates. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights. See “Financial Highlights.” A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which could detract from a Fund’s performance.

     Temporary and Defensive Investing. Each Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The GS Fund may invest a portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. The Fund and the GS Fund may not achieve its investment objective when its asset are invested in short-term obligations.

     When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

     Additional Investment Restrictions. In addition to the restrictions described above, each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding securities (as defined in the 1940 Act) of that Fund. These restrictions are set forth in the Statement of Additional Information for each Fund.

Other Investment Practices and Securities of the Fund and the GS Fund

     The table below compares some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective with those used by the GS Fund. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s or GS Fund’s annual/semi-annual reports.

10 Percent of total assets (including securities lending collateral) (Italic type)

10 Percent of net assets (excluding borrowings for investment purposes) (Roman Type)

• No specific % limitation on usage; limited only by the objective and strategies of the fund.

	GS Fund		Fund

Investment Practices
Borrowings	33	1/3	33	1/3
Cross Hedging of Currencies	•		•
Custodial Receipts and Trust Certificates	•		•
Equity Swaps	15	*	•
Foreign Currency Transactions**	•		•
Futures Contracts and Options on Futures Contracts	•		•
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10		10
Options on Foreign Currencies	•	[1]	•
Options on Securities and Securities Indices	•	[2]	•
Repurchase Agreements	•		•
Securities Lending	33	1/3	33	1/3
Short Sales Against the Box	25		25
Unseasoned Companies	•		•
Warrants and Stock Purchase Rights	•		•
When-Issued and Forward Commitments	•		5

Investment Securities
American, European and Global Depositary Receipts	•		•
Asset-Backed and Mortgage-Backed Securities	•		5
Bank Obligations	•	[3,4]	•
Convertible Securities	•	[5]	5
Corporate Debt Obligations	•	[3]	5
Equity Investments	90	+	80	+
Emerging Country Securities	10	[6]	15	[6]
Fixed Income Securities	•	[7]	5
Foreign Securities	10	[6]	15	[6]
Non-Investment Grade Fixed Income Securities	10	[3,8]	•
Real Estate Investment Trusts (“REITs”)	•		•
Structured Securities	•	*	•
Temporary Investments	100		•
U.S. Government Securities	•	[3]	5

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

**	Limited by the amount the Fund invests in foreign securities.

1.	The GS Fund may purchase and sell call and put options.

2.	The GS Fund may sell covered call and put options and purchase call and put options.

3.	Limited by the amount the GS Fund invests in fixed-income securities.

4.	Bank obligations may be issued by U.S. banks, or foreign banks to the extent that the GS Fund invests in foreign securities.

5.	The GS Fund uses the same rating criteria for convertible and non-convertible debt securities.

6.	The Fund and the GS Fund may invest in the aggregate up to 15% and 10% of their respective total assets in foreign securities, including emerging country securities.

7.	Except as noted under “Non-Investment Grade Fixed Income Securities” with respect to the GS Fund, fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)) at the time of investment.

8.	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

     MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

     Excerpted below are the Management Discussions of Fund Performance for the fiscal year ended December 31, 2002, which are contained in the Annual Reports dated December 31, 2002 for the Fund and the GS Fund.

Management’s Discussion of Fund Performance

FUND

Fund Manager: Ayco

     Without a doubt, 2002 and the bear market of 2000-2002 will be long remembered by equity investors. Last year marked the third consecutive year the equity markets declined. A three-year decline has only occurred twice since 1926, from 1929-32 and from 1939-41. However, as we focus on 2003 and beyond, there are many reasons to believe that stocks will again generate positive returns. History supports our contention, as the equity markets have rebounded sharply in the years following bear market declines. In addition, we believe that equity investors have reason for optimism with an economic recovery underway, negligible inflation, robust productivity growth and accommodative monetary and fiscal policy.

     Since 1926, large capitalization equities have generated annualized returns of approximately 10%. This point is worth remembering as market commentators routinely predict that US equity markets will continue to generate sub-par returns. While no one knows for sure what future returns will be, historical patterns suggest that recent returns will not continue but will instead revert to historical averages. This phenomenon, known as mean reversion, has occurred consistently throughout history. Absent significantly higher inflation or some other exogenous shock to the global economic system, we expect the stock market to recover and provide investors with returns more in-line with historical averages over the balance of this decade.

     There is an increasing likelihood that Congress and the Administration will reduce or eliminate the taxation of dividends. We view this potential development as quite positive. In our view, the current tax structure has led corporations to favor acquisitions and share repurchases over increased dividends. Eliminating tax-induced distortions in corporate behavior and increasing the pressure on companies to return excess cash to shareholders should help reduce the number of ill-conceived acquisitions that plagued corporate America during the late 1990’s. If enacted, we are hopeful that reformed dividend taxation policy should be especially positive for the companies in the Ayco Growth Fund portfolio because these companies typically have strong balance sheets and generate significant excess cash.

     The US dollar weakened considerably against the major currencies last year. Because many of the companies in the Ayco Growth Fund portfolio derive a substantial portion of their revenues and earnings from overseas markets, a weaker US dollar should help increase their reported profits. In an environment of low nominal GDP growth, this boost to earnings should be quite beneficial. While an improving global economy and strong competitive positioning are likely to remain more important drivers of earnings growth, we believe that the removal of a currency drag on earnings should help many of the companies in the Ayco Growth Fund portfolio. At the same time, a weaker dollar is likely to increase domestic inflationary pressures, but global deflationary forces will likely mute this trend.

AVERAGE ANNUAL RETURN SINCE INCEPTION1
AS OF 12/31/02

	1 YEAR	SINCE INCEPTION[1]

Ayco Growth Fund	(29.30)%	(17.34)%
S&P 500 Index	(22.10)%	(16.35)%

     This chart assumes an initial investment of $10,000 made on December 1, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions. Past performance is not indicative of future performance. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment. The graph and table show the performance of the Fund at the fund level and includes all fund level expenses. However, the performance shown does not reflect fees and expenses associated with any variable annuity contract or any variable life insurance policy that uses the Fund as an investment option for any contract or policy. Performance shown would be lower if those fees and expenses were deducted. The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index.

1	Since inception data for Fund and S&P 500 Index is as of 12/1/2000.

GS FUND

Fund Manager: GSAM Growth Fund Team

Market Review

     The U.S. equity markets fell for the third consecutive year in 2002, a streak that last occurred in the 1939-1941 period. The weakness, which prevailed across every major market sector, was first driven by the corporate accounting scandals and the resulting distrust of business leaders. The downturn was exacerbated by the sluggish economic recovery, despite consensus gross domestic product (“GDP”) growth of 2.4% for 2002. Investors initially anticipated that the historically low interest rate environment would spur corporate investment, thus stimulating overall growth. Unfortunately, many companies simply did not need to make additional purchases, as global demand did not warrant ramping up production or hiring additional workers. As a result, the rebound has been gradual, and has not been without some disappointments, including the threat of deflation and rising unemployment. The tensions in several regions in the world also contributed to the weak environment this year.

Performance Review

     Over the one-year period that ended December 31, 2002, the GS Fund generated a cumulative total return of –24.33%. Over the same time period, the GS Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), generated a cumulative total return of
–22.10%.

     As these returns indicate, it was a very difficult period in the equity market and for the GS Fund. In particular, the underperformance of AOL Time Warner Inc., Crown Castle International Corp., and Sprint PCS Group (“Sprint”) detracted from results. In the case of Sprint, increasing competition in the wireless space has been detrimental to its growth prospects. Although we believe that industry consolidation could alleviate some of these pressures, developments in this particular area have been slow to materialize. Absent such reprieve, industry fundamentals deteriorated over the year and we subsequently eliminated the holding from the portfolio.

     A number of the GS Fund’s pharmaceutical holdings also fell during the period, including Wyeth, Bristol-Myers Squibb Co. (“Bristol-Myers”), and Schering-Plough Corp. Bristol-Myers, for example, experienced a sharp decline as a number of company-specific issues weighed on the stock price. Towards the middle of the year, it was reported that the SEC had made an inquiry into Bristol-Myers’ revenue recognition policy for 2001. Although the company has yet to be charged with any impropriety, there were concerns that Bristol-Myers would be the next company to be formally investigated by a regulatory agency. Despite the recent difficulties, we continue to believe in pharmaceutical companies since aging population demographics in the U.S. and abroad should support strong growth over the foreseeable future.

     While the Technology sector fell sharply again in 2002, the GS Fund’s performance versus the benchmark enhanced relative results. Examples of holdings that met our criteria for a high quality growth investment were Microsoft Corp., Dell Computer Corp., and Intuit Inc. Within the Consumer Staples sector, we added value through the strong performance of The Procter & Gamble Co., Energizer Holdings, Inc., and Avon Products, Inc. Despite the overall rotation out of equities, investors found companies in this area to be attractive as they were partially insulated from much of the accounting scandals and industry-specific weakness that weighed on other sectors.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2002*

		% of Total
Company	Business	Net Assets

Microsoft Corp.	Computer Software	5.4%
Wal-Mart Stores, Inc.	Specialty Retail	3.9
Pfizer, Inc.	Drugs	3.6
Exxon Mobil Corp.	Energy Resources	3.4
Viacom, Inc.	Media	2.9
General Electric Co.	Industrial Parts	2.8
PepsiCo, Inc.	Food & Beverage	2.7
Freddie Mac	Financial Services	2.6
Johnson & Johnson	Drugs	2.6
Fannie Mae	Financial Services	2.5

*	Opinions expressed in this section represent opinions from the December 31, 2002 GS Fund Annual Report. Reference to individual securities should not be construed as a commitment that such securities will be retained in the GS Fund. From time to time, the GS Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the GS Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the GS Fund may fall as well as rise.

     The following graph shows the value as of December 31, 2002, of a $10,000 investment made on April 30, 1998 (commencement of operations) in the GS Fund. For comparative purposes, the performance of the GS Fund’s benchmark (the Standard and Poor’s 500 Index (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or any variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of these fees and expenses, performance would have been reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from April 30, 1998 to December 31, 2002.

Average Annual Total Return Through December 31, 2002	Since Inception	One Year

Capital Growth Fund (commenced April 30, 1998)	–3.20%	–24.33%

PROPOSAL 2
APPROVAL OF AN INVESTMENT MANAGEMENT AGREEMENT
FOR THE FUND

BACKGROUND INFORMATION

     On July 1, 2003, GSG, an affiliate of GSAM, acquired all of the outstanding voting securities of Ayco. Prior to the acquisition of Ayco by GSG (“Acquisition”), the Fund was managed by Ayco pursuant to an Investment Management Agreement dated as of November 29, 2000 between Ayco and the Trust, on behalf of the Fund (“Prior Management Agreement”). The Acquisition was deemed to be an “assignment” of the Prior Management Agreement, which caused the Prior Management Agreement to be terminated as of July 1, 2003. The Prior Agreement had been approved by the sole initial shareholder of the Fund on November 29, 2000, and was most recently renewed by the Board at a meeting held on November 14, 2002.

     At a Special Meeting of the Board of Trustees held on June 11, 2003 in anticipation of the Acquisition, the Board determined that it would be in the best interest of the Fund, its shareholders and Affected Contract owners to continue the investment management relationship between the Trust and Ayco. The Board is now asking for your approval of a new Investment Management Agreement between the Trust, on behalf of the Fund, and Ayco for a number of reasons, including; (1) so the Fund will be able to continue to utilize the investment management services of Ayco until the Reorganization is completed (assuming that the Reorganization Agreement is approved by shareholders); (2) to permit the Fund to continue to utilize the investment management services of Ayco if the Reorganization Agreement is not approved by shareholders; and (3) so Ayco will be permitted to receive compensation for its continuing investment management services for the Fund since the Acquisition date.

RULE 15a-4

     In light of the automatic termination of the Prior Management Agreement with Ayco as a result of the Acquisition, the Board, including the disinterested Trustees (“Independent Trustees”), was advised by its counsel that Rule 15a-4 under the 1940 Act permits an adviser following the assignment of a prior investment advisory agreement to act as the investment manager for an investment company under an interim written investment advisory agreement that has not been approved by the fund’s shareholders, provided that the conditions of the Rule are satisfied. Those conditions include, among other things, that: (i) the compensation to be received under the interim investment advisory agreement is no greater than the compensation that the investment manager would have received under the prior advisory contract; (ii) the investment company’s board of trustees, including a majority of the investment company’s Independent Trustees approves an agreement with that investment manager prior to the termination of the prior agreement; (iii) the investment company’s board of trustees, including a majority of its Independent Trustees, determines that the scope and quality of services to be provided to the fund under the interim advisory contract will be at least equivalent to the scope and quality of services provided under the prior advisory contract; (iv) the interim investment advisory agreement provides that the investment company’s board of trustees (or a majority of the investment company’s outstanding voting securities) may terminate the interim advisory contract, without penalty, on not more than 10 days’ prior written notice to the investment manager; (v) the interim investment advisory agreement has a duration of no longer than 150 days following the date on which the previous investment advisory agreement terminated, unless the investment advisory agreement is approved as the fund’s new investment advisory agreement by the fund’s shareholders; (vi) the interim investment advisory agreement contains the same terms and conditions as the prior investment advisory agreement with the exception of (a) its effective and termination dates, (b) any provisions required by the terms of Rule 15a-4 and (c) any other differences found by the investment company’s board of trustees (including a majority of the Independent Trustees) to be immaterial; and (vii) the investment company’s board of trustees and legal counsel meet certain independence requirements.

BOARD DETERMINATIONS

     In anticipation of the Acquisition, at a Special Meeting of the Board of Trustees held on June 11, 2003 (“Special Board Meeting”), the Board considered whether it would be in the best interest of the Fund, its shareholders and Affected Contract owners to continue the investment management relationship between the Trust, on behalf of the Fund, and Ayco following the Acquisition by approving a new Investment Management Agreement. In determining whether it was appropriate to approve a new Investment Management Agreement with Ayco and to recommend that Affected Contract owners provide voting instructions to approve the new Investment Management Agreement, the Board requested information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel with respect to its deliberations.

     In light of the information requested and presented to the Board at the Special Board Meeting and based on its review of the information requested and provided, the Board, including the Independent Trustees, determined that the new Investment Management Agreement between the Trust, on behalf of the Fund, and Ayco was consistent with the best interests of the Fund, its shareholders and Affected Contract owners. It reaching its determination, the Board considered the following factors among others:

•	The investment management fees payable to Ayco under the proposed new Investment Management Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, and the comparability of the proposed fee to fees paid by comparable mutual funds;

•	The proposed new Investment Management Agreement does not increase current investment management fees or overall operating expenses of the Fund;

•	The continuity of the Fund’s current portfolio manager and other Ayco personnel, which are responsible for management of the Fund, should help to assure that the Fund will be managed in a manner consistent with expectations of the Fund’s shareholders and would enable the Fund to continue its current investment advisory program without substantial disruption following the Acquisition;

•	The nature and quality of the investment management services that will be provided by Ayco to the Fund, in light of the high quality services currently provided to the Fund by Ayco and the expected benefits related to the Acquisition;

•	Ayco’s representations regarding its staffing and capabilities to manage the Fund, including the retention of key personnel with significant portfolio management experience; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of Ayco.

     Accordingly, in light of the above considerations and in accordance with Rule 15a-4 under the 1940 Act, the Board, including the Independent Trustees, unanimously approved Ayco’s continuance as the Fund’s investment manager under the terms of the new Investment Management Agreement between the Trust, on behalf of the Fund, and Ayco. The effective date of that new Investment Management Agreement was July 1, 2003. Accordingly, Ayco has been providing the Fund with investment management services since July 1, 2003.

     Under the requirements of Rule 15a-4, the new Investment Management Agreement must be approved by a majority of the Fund’s outstanding voting securities by November 27, 2003 (i.e., 150 days from the Acquisition date) for a number of reasons, including: (1) so the Fund will be able to continue to utilize the investment management services of Ayco until the Reorganization is completed (assuming that the Reorganization Agreement is approved by shareholders); (2) to permit the Fund to continue to utilize the investment management services of Ayco if the Reorganization Agreement is not approved by shareholders; and (3) so Ayco will be permitted to receive compensation for its continuing investment management services for the Fund since the Acquisition date. In light of these reasons and other reasons discussed above, the Board authorized the submission of the new Investment Management Agreement for approval by the Fund’s shareholders (based on voting instructions provided by Affected Contract owners). In the event that the new Investment Management Agreement is not approved by the Fund’s shareholders, the Board will consider what other actions should be taken by the Board with respect to the management of the Fund.

PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT WITH AYCO

     Other than its effective and termination dates and certain other provisions required by Rule 15a-4, the terms and conditions of the new Investment Management Agreement do not differ materially from those of the Prior Management Agreement.

     Under the terms of the proposed new Investment Management Agreement, Ayco agrees to furnish the Fund with investment management and other services, provide a continuous investment program for the Fund, including investment research and management with respect to all of the Fund’s assets, including securities, investments, cash and cash equivalents in the Fund and determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Subject to the supervision and control of the Board, Ayco agrees to, among other things: (a) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion in the Fund consistent with the investment objectives, policies and restrictions of the Fund and in compliance with the requirements of Subchapters M and L of the Code; (b) formulate and implement a continuous investment program for the Fund by the purchase, sale and exchange of securities and other investments, including cash, and take whatever steps are reasonably necessary to implement the investment program for the Fund, including placing orders for all purchases, sales and exchanges for the account of the Fund with such brokers and dealers as Ayco shall have selected; (c) keep the Board fully informed, in writing, on an ongoing basis, of all material facts concerning the investment and reinvestment of the Fund’s assets as well as Ayco and its personnel and operations; make regular and special written reports of such additional information as may be requested by the Board and attend all meetings of the Board to discuss the foregoing; (d) provide assistance in determining the fair value of portfolio securities, when market quotations are not readily available, for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board; (e) cooperate with and provide reasonable assistance to the Trust’s Administrator, Custodian and any foreign custodians, Transfer Agent, Fund Accounting Agent and all other agents and representatives of the Trust, with respect to the Fund, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations with respect to the fund, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information; (f) comply with Subchapters M and L of the Code and promptly inform the Administrator or its designated agent if Ayco believes the Fund is not in compliance with these subchapters; (g) vote proxies relating to the Fund’s portfolio securities in the best interest of the Fund and its shareholders and make available to the Trust, free of charge, Ayco’s proxy voting policies and procedures and a record of all votes cast, with respect to such proxy voting on the Fund’s behalf; and (h) conform with all applicable requirements of the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and the Sarbanes-Oxley Act of 2002, and any SEC rules and regulations and any written SEC staff guidance issued thereunder. The new Investment Management Agreement also provides that the services of Ayco to the Trust, on behalf of the Fund, are not exclusive, and Ayco is free to render similar services to others so long as its services pursuant to the new Investment Management Agreement are not impaired provided that Ayco may not serve as investment manager to any other registered investment company or portfolio thereof having a similar investment objective and program to that of the Fund without first informing the Board of its intention to do so.

     Like the Prior Management Agreement, the new Investment Management Agreement provides that Ayco will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of its services under the new Investment Management Agreement, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of Ayco in the performance of its duties, or from reckless disregard by Ayco of its duties under the new Investment Management Agreement.

     However, the new Investment Management Agreement contains certain terms and provisions that were not contained in the Prior Management Agreement. Certain of these changes are in response to recent legislative and regulatory developments, such as the Sarbanes-Oxley Act of 2002. Additionally, the new Investment Management Agreement explicitly permits the investment manager to execute Fund brokerage transactions through broker-dealers affiliated with Ayco. The Board deemed these provisions to be appropriate and in the best interest of the Fund’s shareholders and Affected Contract owners.

     For its services, Ayco would be entitled to receive a fee calculated at an annual rate of 0.80% of the average daily net assets of the Fund, which will be calculated daily and paid monthly in arrears. This is the same rate that was paid under the Prior Management Agreement. During the fiscal year ended December 31, 2002, the Fund paid aggregate investment management fees in the amount of $98,384 to Ayco under the Prior Management Agreement (before giving effect to fee waivers and expense reimbursements).

     The new Investment Management Agreement has an initial term of up to two years from its effective date and will continue thereafter from year to year subject to the annual approval by the Board (including a majority of the Independent Trustees) or the Fund’s shareholders. The new Investment Management Agreement may be terminated at any time, without payment of any penalty, on 60 days’ written notice by the Board, the shareholders of the Fund, or Ayco. The new Investment Management Agreement would automatically terminate in the event of its assignment or upon completion of the Reorganization, if the Reorganization Agreement is approved by shareholders. If shareholders vote (based on voting instructions provided by Affected Contract owners) to approve both the proposed Reorganization and the new Investment Management Agreement, it is contemplated that Ayco will continue to manage the Fund pursuant to the new Investment Management Agreement through the Closing Date of the Reorganization. If the new Investment Management Agreement is approved, but the Reorganization is not approved by shareholders, Ayco will continue to provide investment management services to the Fund. However, it is possible that the Reorganization Agreement may not be approved by shareholders. In that circumstance, the Board will take such further action as it deems to be in the best interests of the Fund, its shareholders and Affected Contract owners.

     The foregoing discussion is qualified in its entirety by reference to the attached form of the proposed new Investment Management Agreement, attached as Exhibit B.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT, A COPY OF WHICH IS ATTACHED AS EXHIBIT B.

INFORMATION ABOUT AYCO AND MANAGEMENT OF THE FUND

     About Ayco. Ayco is a Delaware limited partnership and is registered with the SEC as an investment adviser. Since 1993, Ayco and its predecessors have been actively engaged in providing discretionary investment management services to institutional and individual clients. As of June 30, 2003, Ayco managed approximately $12.69 million in mutual fund assets in the Fund. Including assets managed for private clients, Ayco had approximately $4.22 billion in assets under management as of June 30, 2003.

     Ayco’s principal executive officer is John Breyo, One Wall Street, Albany, New York 12212-5073. Saratoga Springs, LLC, One Wall Street, Albany, New York 12205, an indirect, wholly-owned subsidiary of GSG, is Ayco’s sole general partner. Ayco does not currently serve as investment adviser to any other registered investment company.

     About GSG. GSG, 85 Broad Street, New York, New York 10004, is the ultimate parent company of Ayco. Founded in 1869 and based in New York, with offices world-wide, GSG is one of the oldest, largest and most respected investment banking firms in the world. GSG focuses on the following primary business lines: Investment Banking; Trading and Principal Investments; Fixed Income, Currency and Commodities; Equities; Principal Investments; Asset Management and Securities Services; and Commissions. As of May 31, 2003, GSG’s Asset Management and Securities Services operation had approximately $346 billion in assets under management.

     Ayco’s ability to access GSG’s broad financial expertise can be expected to assist Ayco in providing quality advisory services to the Fund. Ayco will continue to operate as a stand-alone entity within GSG and Ayco does not anticipate any personnel changes affecting the management or administration of, or relationship with, the Fund, including those responsible for Ayco’s portfolio management of the Fund. Stephen H. Orr currently serves as the portfolio manager of the Fund and will continue to do so if that the new Investment Management Agreement is approved by Fund shareholders. Mr. Orr has served as Director of Investment Services for Ayco for the past seven years and has extensive experience in the management and supervision of investment portfolios.

     Ayco anticipates the following benefits, among others, to Ayco and the Fund as a result of the Acquisition:

•	Ayco’s access to markets, business opportunities and investment products and expertise will be enhanced by GSG’s experience and resources.

•	GSG’s investment professionals manage approximately $350 billion in assets. Opportunities for synergies among these professionals and those of Ayco may also enhance Ayco’s investment expertise.

•	The relationship will provide additional career opportunities for Ayco professionals, allowing it to continue to attract and maintain quality personnel.

•	The relationship with an organization having the size and resources of GSG will provide Ayco with enhanced opportunities to obtain additional capital and other resources (such as research produced by GSG) that may improve the quality of the services provided by Ayco to the Fund and its other clients.

     John Breyo, the Chairman of the Board and the Trust’s Chief Executive Officer, disposed of his entire ownership interest in Ayco by virtue of the Acquisition. Prior to the Acquisition, Mr. Breyo owned one percent of Ayco by virtue of his sole ownership of Hambre, Inc., Ayco’s sole general partner, and owned 15% of Ayco’s outstanding limited partnership interests.

     Please keep in mind that it is the recommendation of the Board that shareholders approve both the Reorganization Agreement and the new Investment Management Agreement. By approving both proposals, shareholders will (1) achieve the expected benefits from the Reorganization of the Fund with the GS Fund and (2) continue to be able to utilize the investment advisory services of Ayco until the Reorganization is completed.

CERTAIN BROKERAGE MATTERS

     As a result of the acquisition of Ayco by GSG, GSG and certain companies affiliated with GSG, including broker-dealers such as: Epoch Securities, Inc., First Options of Chicago, Inc., Goldman Sachs (Asia) LLC, Goldman Sachs (Asia) Securities Limited, Goldman Sachs (Japan) Ltd, Goldman Sachs (Singapore) PTE, Goldman Sachs Australia Pty Limited, Goldman Sachs Canada Inc., Goldman Sachs Equity Securities (U.K.), Goldman Sachs Financial Markets, L.P., Goldman Sachs Futures (Asia), Goldman Sachs Futures (Asia) Limited, Goldman Sachs Futures Pte Ltd, Goldman Sachs International, Goldman Sachs & Co., GS Societa de Intemediazione Mobilare SPA, Hull Trading GMBH, Hull Trading UK Limited, OptEx Services LLC, SLK Global Markets Ltd, SLK Index Specialists, LLC, SLK-Hull Derivatives LLC, Spear, Leeds & Kellogg (Singapore) Pte. Ltd., Spear, Leeds & Kellogg, L.P., Archipelago Securities, L.L.C., Archipelago Europe Limited, Archipelago Canada, Inc, Wave Securities, LLC, Bonddesk Trading LLC, Brokertec, EquiLend Holdings, LLC, JBWere, Kotak Mahindra Capital Company Limited, Tradeweb LLC and Mercer Allied Company, L.P. (collectively, “Affiliated Brokers”), now may be considered to be affiliated persons of Ayco. Absent an exemption from the SEC or other relief, the Fund generally will be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions will be subject to certain restrictions. Ayco does not believe that the applicable restrictions on transactions with the Affiliated Brokers will adversely affect: (1) Ayco’s ability to provide services to the Fund, (2) the Fund’s ability to take advantage of market opportunities, or (3) the Fund’s overall performance.

SECTION 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment manager to an investment company or any affiliated persons of the investment manager to receive any amount or benefit in connection with a “change in control” of the investment manager provided two conditions in Section 15(f) are satisfied.

     First, an “unfair burden” must not be imposed on investment company clients of the investment manager as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. For this purpose, the term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment manager (or any predecessor or successor investment manager), or any “interested person” (as defined in the 1940 Act) of any such investment manager, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment management or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of Trustees has been advised by Ayco that Ayco is not aware of any circumstance arising from the Acquisition that might result in an unfair burden being imposed on the Fund.

     Second, during the three-year period after the Acquisition, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment manager (or of any predecessor or successor investment manager). The Board currently consists of four members, three of whom are not “interested persons” (as defined in the 1940 Act) of the investment manager (or of any predecessor or successor investment manager). GSG and each of the other parties to the Acquisition will use their best reasonable efforts to ensure compliance with Section 15(f) as it applies to the Acquisition during the applicable time periods.

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT AFFECTED CONTRACT OWNERS PROVIDE VOTING INSTRUCTIONS “FOR” APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT. EXECUTED BUT UNMARKED VOTING INSTRUCTIONS CARDS WILL BE SO VOTED.

FUND — FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns in the table do not reflect fees and expenses associated with any variable annuity contract or any variable life insurance policy that uses the Fund as an investment option for any contract or policy. If the total return reflected all of these fees and expenses, total return would have been reduced. Except for the fiscal period ended June 30, 2003, the information has been audited by the firm of PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Independent auditors, whose report, along with the Fund’s financial statements, are included in the annual reports of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports and Statement of Additional Information without charge by calling (800) 235-3412.

	Six Months				December 1,
	Ended		Year Ended	Year Ended	2000(4)
	June 30, 2003		December 31,	December 31,	Through
	(unaudited)		2002	2001	December 31, 2000

Per Share Data(3):
Net asset value, beginning of period	$6.65		$9.44	$9.72	$10.00

Income from Investment Operations:
Net investment income	0.02		0.02	0.03	0.01
Net realized and unrealized loss on investments	0.79		(2.79)	(0.25)	(0.28)

Total loss from investment operations	0.81		(2.77)	(0.22)	(0.27)

Less Dividends and Distributions:
Net investment income	—		(0.02)	(0.03)	(0.01)
Net realized gains	—		—	(0.03)	—

Total dividends and distributions	—		(0.02)	(0.06)	(0.01)

Net asset value, end of period	$7.46		$6.65	$9.44	$9.72

Total return	12.18%		(29.30)%	(2.26)%	(2.80	)%(1)
Ratios/Supplemental Data:
Net assets, end of period	$12,645,853		$11,359,511	$9,982,390	$105,605
Ratio of net expenses to average net assets:
Before expense reimbursement	3.67	%(2)	3.67%	5.35%	290.52	%(2)
After expense reimbursement	1.00	%(2)	1.00%	1.00%	1.00	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.20	)%(2)	(2.34)%	(3.92)%	(288.51	)%(2)
After expense reimbursement	0.47	%(2)	0.33%	0.43%	1.01	%(2)
Portfolio turnover rate	11%		23%	6%	4%

(1)	Not Annualized.

(2)	Annualized.

(3)	Information presented relates to a share of capital stock outstanding for the entire period.

(4)	Commencement of operations.

GS FUND — FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the GS Fund’s financial performance for the past five years. Certain information reflects financial results for a single GS Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the GS Fund (assuming reinvestment of all dividends and distributions). The total returns in the table do not reflect fees and expenses associated with any variable annuity contract or any variable life insurance policy that uses the GS Fund as an investment option for any contract or policy. If the total return reflected all of these fees and expenses, total return would have been reduced. The information for the periods ended December 31, 2000 and thereafter (except for the fiscal period ended June 30, 2003) has been audited by the firm of Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, whose report along with the GS Fund’s financial statements, are included in the annual reports of the GS Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports and Statement of Additional Information without charge by calling (800) 621-2550. The information for all periods prior to the period ended December 31, 2000 has been audited by the GS Fund’s previous independent auditors.

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

				Net
	Net asset			realized			In excess	From	From
	value,	Net		and	Total from	From net	of net	tax	net
	beginning	investment		unrealized	investment	investment	investment	return of	realized	Total
	of period	income		gain (loss)	operations	income	income	capital	gain	distributions

Capital Growth Fund
For the six months ended June 30, 2003 (unaudited)	$7.77	$0.01	(c)	$0.75	$0.76	$—	$—	$—	$—	$—
For the year ended December 31, 2002	10.28	0.01	(c)	(2.50)	(2.49)	(0.02)	—	—	—	(0.02)
For the year ended December 31, 2001	12.09	0.02	(c)	(1.78)	(1.76)	(0.02)	—	—	(0.03)	(0.05)
For the year ended December 31, 2000	14.01	0.01	(c)	(1.16)	(1.15)	(0.01)	—	—	(0.76)	(0.77)
For the year ended December 31, 1999	11.31	0.01		3.04	3.05	(0.01)	—	—	(0.34)	(0.35)
For the period ended December 31, 1998 (commenced April 30)	10.00	0.03		1.31	1.34	(0.03)	—	—	—	(0.03)

									Ratios assuming no
									expense reductions

						Ratio			Ratio
			Net	Ratio		of net			of net
	Net asset		assets	of net		investment		Ratio of	investment
	value,		at end	expenses		income (loss)		expenses	income (loss)		Portfolio
	end of	Total	of period	to average		to average		to average	to average		turnover
	period	return(a)	(in 000s)	net assets		net assets		net assets	net assets		rate

Capital Growth Fund
For the six months ended June 30, 2003 (unaudited)	$8.53	9.78%	$22,728	1.05	%(b)	0.29	%(b)	1.48 (b)	(0.14	)%(b)	9%
For the year ended December 31, 2002	7.77	(24.33)	18,052	1.10		0.16		1.77	(0.51)		24
For the year ended December 31, 2001	10.28	(14.46)	16,266	1.00		0.15		1.69	(0.54)		39
For the year ended December 31, 2000	12.09	(7.98)	16,775	0.99		0.13		1.84	(0.72)		37
For the year ended December 31, 1999	14.01	27.13	10,450	0.90		0.04		3.13	(2.19)		34
For the period ended December 31, 1998 (commenced April 30)	11.31	13.40	4,463	0.90	(b)	0.42	(b)	4.92 (b)	(3.60	) (b)	20

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

HOW TO PURCHASE AND SELL SHARES
OF THE GS FUND

Purchasing and Redeeming Shares

     Shares of the GS Fund are not sold directly to the public. Instead, GS Fund shares are sold to Separate Accounts that fund Contracts issued by Participating Insurance Companies. You purchase or sell (redeem) shares of the GS Fund through Contracts offered through the Separate Accounts. The Contracts are described in the separate prospectuses issued by the relevant Participating Insurance Companies. You should refer to those prospectuses for information on how to purchase a Contract, how to select a specific fund as an investment option for your contract or policy and how to redeem monies from the GS Fund.

     The Separate Accounts place orders to purchase and redeem shares of the GS Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the Contracts issued by the Participating Insurance Companies) to be effected on that day pursuant to the Contracts.

     The Separate Accounts of unaffiliated Participating Insurance Companies may purchase shares of the GS Fund. The sale of the GS Fund shares to these unaffiliated Separate Accounts may present certain conflicts of interests among variable annuity contract and certificate owners and variable life insurance policy owners. The GS Trust’s Board of Trustees will monitor the GS Trust for the existence of any material irreconcilable conflict of interest. The GS Trust currently does not foresee any disadvantages to Contract owners arising from the fact that interests of Contract owners may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated Participating Insurance Companies. If, however, a material irreconcilable conflict arises between the Contract owners of unaffiliated Participating Insurance Companies, a Participating Insurance Company may be required to withdraw the assets allocable to some or all of the separate accounts from the GS Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

     Shares of the GS Fund (and other existing and new funds that might be added to the GS Trust) may also be offered to:

•	Unregistered separate accounts of various Participating Insurance Companies through which Contracts are sold in non-public offerings.

•	Unregistered separate accounts of various Participating Insurance Companies through which Contracts are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.

•	Qualified pension and profit-sharing plans. The GS Trust does not currently anticipate offering shares directly to such plans.

     The GS Trust reserves the right to:

•	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

•	Suspend the offering of shares for a period of time.

•	Reject any purchase order.

•	Close the GS Fund to new investors from time to time and reopen the GS Fund whenever it is deemed appropriate by the GS Fund’s investment adviser.

     Orders received by the GS Trust are effected on business days. The separate accounts purchase and redeem shares of each GS Fund at the GS Fund’s NAV per share calculated as of the day an order is received by the GS Fund although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the GS Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order.

Valuing of GS Fund Shares

     Shares of the GS Fund are purchased and sold at the GS Fund’s next determined NAV. The GS Fund calculates NAV as follows:

(Value of Assets of the GS Fund) – (Liabilities of the GS Fund)
NAV =
Number of the GS Fund’s Outstanding Shares

     The GS Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the GS Fund’s investments may be determined in good faith under procedures established by the GS Trust’s Board of Trustees.

     NAV of the GS Fund is generally calculated by the accounting agent on each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time) or such later time as the NYSE or NASDAQ market may officially close. GS Fund shares will generally not be priced on any day the NYSE is closed.

     Shares are purchased and redeemed at the NAV next calculated after an order is received in proper form by the GS Trust.

     The GS Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than the GS Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.

     The GS Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

     Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. New York time. In the event the NYSE does not open for business because of an emergency, the GS Trust may, but is not required to open the GS Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the GS Fund is open for business during an emergency situation, please call 1-800-621-2550. Foreign securities may trade in their local markets on days the GS Fund is closed. As a result, if the GS Fund holds foreign securities, its NAV may be affected on days when its shares may not be purchased or redeemed. Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by the GS Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the GS Fund’s investment company taxable income and net realized capital gains. All dividends will be automatically reinvested in additional shares of the GS Fund at its NAV on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the GS Fund’s dividends may constitute a return of capital.

Federal Tax Consequences

     The GS Fund is treated as a separate corporate entity for federal tax purposes. The GS Fund intends to continue to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. In addition, the GS Fund intends to continue to qualify under the Code with respect to the diversification requirements related to Contracts. Provided that the GS Fund and a Separate Account investing in the GS Fund satisfy applicable tax requirements, the GS Fund will not be subject to federal tax and any distributions from the GS Fund to the Separate Account will be exempt from current federal income taxation to the extent that such distributions accumulate in a Contract.

     Persons investing in Contracts should refer to the prospectuses with respect to such Contracts for further information regarding the tax treatment of the Contracts and the Separate Accounts in which the Contracts are invested.

INFORMATION ABOUT MANAGEMENT OF THE FUND AND GS FUND

Investment Manager of the Fund: Ayco

     For information regarding Ayco and the proposed new Investment Management Agreement, please refer to the information provided above in Proposal 2.

Investment Adviser of the GS Fund: GSAM

     Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman, Sachs & Co. (“Goldman Sachs”) served as the GS Fund’s investment adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for the GS Fund. GSAM, formerly called Goldman Sachs Funds Management, L.P., has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs and GSG. As of March 31, 2003, GSAM, along with other units of IMD of Goldman Sachs, had assets under management of $322.8 billion. GSAM provides day-to-day advice regarding the GS Fund’s portfolio transactions, makes the investment decisions for the GS Fund and places purchase and sale orders for the GS Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While GSAM, as the investment adviser of the GS Fund, is ultimately responsible for the management of the GS Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM has access to the research and certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. GSAM also performs the following additional services for the GS Fund:

•	Supervises all non-advisory operations of the GS Fund;

•	Provides personnel to perform necessary executive, administrative and clerical services to the GS Fund;

•	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information (“Additional Statements”) and other reports filed with the SEC and other regulatory authorities;

•	Maintains the records of the GS Fund; and

•	Provides office space and all necessary office equipment and services.

     GSAM, the Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to Participating Insurance Companies for administrative services that such companies provide to their Contract owners who have allocated Contract value to the GS Fund. In addition, GSAM, the Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the GS Fund) to various securities dealers (including affiliates of Participating Insurance Companies) that distribute contracts of such companies in connection with the sale, distribution and/or servicing of such contracts and, subject to applicable National Association of Securities Dealers, Inc. rules, contribute to various cash and non-cash incentive arrangements to promote the sale of such Contracts.

     As compensation for its services and its assumption of certain expenses, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.75% of the GS Fund’s average daily net assets.

     The Growth Investment team of GSAM manages more than $18 billion in equities. The Growth Investment Team, which is a portfolio management team with more than 235 years combined experience and over 300 client account relationships, is as follows.

Growth Investment Team

Years
Primarily
Name and Title	Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 2000	Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Capital Growth	Since 2000	Mr. Berents joined GSAM as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Ehlers joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Equity Team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty Investment Management, Inc. (“Liberty”) and its predecessor firm, Eagle Asset Management (“Eagle”).

Gregory H. Ekizian,CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Scott Kolar, CFA Vice President	Senior Portfolio Manager— Capital Growth	Since 1999	Mr. Kolar joined GSAM as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Andrew F. Pyne Managing Director	Senior Portfolio Manager— Capital Growth	Since 2001	Mr. Pyne joined GSAM as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997, he was a product manager at Van Kampen Investments.

Ernest C. Segundo, Jr., CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Segundo joined GSAM as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Mark Shattan Vice President	Portfolio Manager— Capital Growth	Since 2002	Mr. Shattan joined GSAM as an equity analyst in 1999 and became a portfolio manager in 2002. From 1997 to 1999 he was an equity research analyst at Salomon Smith Barney.

David G. Shell, CFA Managing Director Co-Chief Investment Officer	Portfolio Manager— Capital Growth	Since 1998	Mr. Shell joined GSAM as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

ADDITIONAL INFORMATION ABOUT THE FUND AND THE GS FUND

     Information about the Fund and the GS Fund is included in (i) the Prospectus and Statement of Additional Information of the Fund dated May 1, 2003, as supplemented on August 29, 2003; (ii) the Prospectus and Statement of Additional Information of the GS Fund dated May 1, 2003; (iii) the Annual and Semi-Annual Reports for the Fund dated December 31, 2002 and June 30, 2002, respectively; and (iv) the Annual and Semi-Annual Reports for the GS Fund dated December 31, 2002 and June 30, 2002, respectively. Copies of the Fund’s Prospectus and Statement of Additional Information, the Fund’s Annual and Semi-Annual Reports and any subsequently released shareholder reports are available upon request and without charge by calling the Fund at 1-800-235-3412 or by writing to the Fund at the address listed for the Fund on the cover page of this Proxy Statement/Prospectus. Copies of the GS Fund’s Prospectus and Statement of Additional Information, the Statement of Additional Information related to this Proxy Statement/Prospectus, the GS Fund’s Annual and Semi-Annual Reports and any subsequently released shareholder reports are available upon request and without charge by calling 1-800-621-2550 or by writing to the GS Fund at the address listed for the GS Fund on the cover page of this Proxy Statement/Prospectus.

     Both the Fund and the GS Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and at the Midwest Regional Office of the SEC, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

VOTING INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies and related voting instructions by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a voting instruction card, is first being mailed to Affected Contract owners on or about October 14, 2003. Only shareholders of record as of the close of business on the Record Date, will be entitled to notice of, and to vote at, the Meeting. As an Affected Contract owner with Contract value allocated to the Fund as of the close of business on the Record Date, you are entitled to instruct your Participating Insurance Company how to vote the shares of the Fund attributable to your Contract. If the enclosed voting instructions card is properly executed and returned in time to be voted at the Meeting, the Participating Insurance Companies named therein will vote the shares represented by the voting instructions card in accordance with the instructions marked thereon. Unmarked but properly executed voting instructions cards will be voted by the relevant Participating Insurance Company FOR the proposed Reorganization, FOR the approval of the Investment Management Agreement and FOR any other matters deemed appropriate.

     Voting instructions executed by an Affected Contract owner may be revoked at any time prior to the Participating Insurance Company voting the shares represented thereby by the Affected Contract owner providing the Participating Insurance Company with a properly executed written revocation of such voting instructions, or by the Affected Contract owner providing the Participating Insurance Company with a proper later-dated voting instruction card. In addition, any Affected Contract owner who attends the Meeting in person may provide voting instructions by voting instruction card at the Meeting, thereby canceling any voting instruction previously given.

     A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the new Investment Management Agreement.

     It is expected that each of the Participating Insurance Companies will attend the Meeting in person or by proxy and will vote Fund shares held by it in accordance with the voting instructions received from their Affected Contract owners. As noted above, each Participating Insurance Company will vote the shares for which it receives timely voting instructions from its Affected Contract owners in accordance with those voting instructions. Shares for which a Participating Insurance Company receives no timely voting instructions from Affected Contract owners will be voted by that Participating Insurance Company “for” or “against” approval of each proposal, or as an abstention, in the same proportion as the shares for which Affected Contract owners have provided voting instructions to the Participating Insurance Company. Shares of the Fund owned by a Participating Insurance Company will also be voted in the same proportions as the shares for which voting instructions have been received from Affected Contract owners. The holders of certain group Contracts have the right to direct the vote for all shares under the respective Contract, for, against or abstain, in the same proportions as shares for which voting instructions have been given by participants covered by the Contract.

     Each whole share of the Fund is entitled to one vote on each proposal and each fractional share is entitled to a proportionate fractional vote. The number of Fund shares held in a Separate Account for which an Affected Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that Separate Account by (ii) the net asset value of one share of the Fund. Votes cast by proxy or in person by a Participating Insurance Company at the Meeting will be counted by persons appointed as inspectors of election for the Meeting.

Proxy Solicitation

     Voting instructions are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by officers or employees of Ayco and its affiliates or by proxy soliciting firms retained by Ayco. Ayco has also retained Automatic Data Processing (“ADP”) to provide solicitation services in connection with the Meeting at an estimated cost of $12,000. The cost of the solicitation with respect to the Reorganization will be borne by GSAM and Ayco. However, Ayco will bear all of the portion of the costs of this proxy solicitation associated with the solicitation of voting instructions with respect to Proposal 2. That allocated amount is expected to be approximately $29,600/20% of the total expenses of the solicitation expenses.

     As the Meeting date approaches, Affected Contract owners may receive a call from a representative of Goldman Sachs or ADP if a Participating Insurance Company has not yet received voting instructions.

Quorum

     The holders of one-third of the shares of the Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting. If an Affected Contract owner abstains from providing voting instructions as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum.

Vote Required

     Approval of the Reorganization Agreement (Proposal 1) and approval of the new Investment Management Agreement (Proposal 2) will each require the affirmative “vote of a majority of the outstanding voting securities” entitled to vote on the respective proposals which means the affirmative vote of 67% or more of the Fund’s shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund, whichever is less. Shareholders of the Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Adjournments

     In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders and Affected Contract owners.

Share Information

Fund

     The number of shares of the Fund that were outstanding as of the close of business on the Record Date were 1,675,135.922. As of September 30, 2003, to the knowledge of the Trust, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Fund:

Name and Address of Owner	Type of Ownership	Percentage of Fund

American General Life Insurance Company AG Platinum Investor Survivor 2727A Allen Pkwy 5-36 Houston TX 77019-2107	Record	44.86%

Travelers Life & Annuity Co Attn Shareholder Accounting 5ms 1 Tower Sq. Hartford CT 06183-0001	Record	20.58%

American General Life Insurance Co Platinum Investor Survivor II 2727A Allen Pkwy 5-36 Houston TX 77019-2107	Record	13.00%

Jefferson Pilot Financial Insurance Co JPF Separate Account A Ensemble I1 and TII 1 Granite Pl Concord NH 03301-3258	Record	10.35%

     As of the Record Date, the officers and the Trustees of the Trust beneficially owned as a group less than 1% of the outstanding voting securities of the Fund.

GS Fund

     The number of shares of the GS Fund that were outstanding as of the close of business on the Record Date were 2,785,053.66. As of September 30, 2003, to the knowledge of the GS Trust, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the GS Fund:

Name and Address of Owner	Type of Ownership	Percentage of Fund

The Ohio National Life Insurance Company Attn: Dennis Taney One Financial Way Cincinnati, OH 45242-5851	Record	33.37%

Farmers New World Life — VA, Attn: Heather Smith 3003 77th Avenue S.E. Mercer Island, WA 98040-2890	Record	18.58%

Name and Address of Owner	Type of Ownership	Percentage of Fund

Mass Mutual Life Insurance Attn: Fund Operations N255 1295 State Street Springfield, MA 01111-0002	Record	10.96%

Sun Life of Canada (U.S.) P.O. Box 9134 Wellesley Hills, MA 02481-9134	Record	11.52%

C M Life Insurance Co., Attn: Fund Operations N255, 1295 State Street, Springfield, MA 01111-0002	Record	8.90%

Farmers New World Life — VUL, Attn: Heather Smith, 3003 77th Avenue S.E., Mercer Island, WA 98040-2890	Record	6.19%

     As of the Record Date, the officers and Trustees of the GS Trust beneficially owned as a group less than 1% of the outstanding voting securities of the GS Fund.

     The votes of the shareholders of the GS Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the GS Fund will be passed upon by Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103-6996.

     THE TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE REORGANIZATION AND THE NEW INVESTMENT MANAGEMENT AGREEMENT. ANY UNMARKED BUT EXECUTED VOTING INSTRUCTION CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF EACH OF THE PROPOSALS.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 18th day of September, 2003, by and between Goldman Sachs Variable Insurance Trust, a Delaware statutory trust (“GSVIT”), with its principal place of business at 4900 Sears Tower, Chicago, Illinois 60606-6303, on behalf of the Goldman Sachs Capital Growth Fund (“Acquiring Fund”), a separate series of GSVIT, and Ayco Series Trust, a Delaware statutory trust (“Trust”), with its principal place of business at One Wall Street, Post Office Box 15073, Albany, New York 12212-5073, on behalf of the Ayco Growth Fund (“Acquired Fund”), the sole current series of the Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of separate open-end, registered investment companies of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trust and GSVIT each sell shares of beneficial interest of the Acquired Fund and Acquiring Fund to, among others, separate accounts (or sub-accounts thereof) of affiliated and unaffiliated life insurance companies (collectively, “Participating Insurance Companies”) to serve as investment options of separate accounts (or sub-accounts thereof) of Participating Insurance Companies (“Separate Accounts”) that fund certain variable annuity contracts and/or variable life insurance policies issued by such Participating Insurance Companies (“Contracts”); and

     WHEREAS, under applicable law, the assets of each Separate Account are the property of the relevant Participating Insurance Company (which is the owner of record of all those shares) and are held for the benefit of the Contract holders;

     WHEREAS, the Board of Trustees of GSVIT has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders (i.e., Separate Accounts) as well as the interests of the Contract holders that have selected the Acquiring Fund as the funding medium for their Contracts, and that the interests of the existing shareholders (and the existing Contract holders with respect to the Acquiring Fund) of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders (i.e., the Separate Accounts) as well as the interests of the Contract holders that have selected the Acquired Fund as the funding medium for their Contracts, and that the interests of the existing shareholders (and the existing Contract holders with respect to the Acquired Fund) of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

	1.1.	Subject to the requisite approval of the Acquired Fund’s shareholders (based on voting instructions received from their relevant Contract holders) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets with respect to each corresponding Share, computed in the manner and as of the Valuation Date, as defined in paragraph 2.1, by the net asset value of one corresponding Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

	1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property of every description and of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividends or interests receivable) good will and other intangible property, books and records, and all interests, rights, privileges and powers, that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date (collectively, “Assets”) other than with respect to the Trust and the Acquired Fund, (i) cash in an amount necessary to pay any unpaid dividends and distributions as provided in paragraph 1.3; and (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date.

	1.3.	The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

	1.4.	Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will (a) distribute to the Acquired Fund’s shareholders of record as of the Closing, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, it being understood that, in all cases, such Acquired Fund shareholders are and will be Separate Accounts of Participating Insurance Companies. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, respectively, shall be equal to the aggregate net asset value of the common shares of beneficial interest ($0.001 par value per share) of the Acquired Fund (“Acquired Fund Shares”) owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

	1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.

	1.6.	Promptly following the consummation of the Reorganization contemplated, the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (“1940 Act”) for an order declaring that the Trust has ceased to be an investment company; provided that until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall, promptly after the consummation of the Reorganization, file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice, with respect to the Trust. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state or local tax authorities, or any other relevant regulatory authority is and shall remain the responsibility of the Acquired Fund. In addition, promptly following the consummation of the Reorganization, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be promptly wound up, its contracts discharged and its business liquidated; and (b) at an appropriate time as determined by the Trust, upon the advice of counsel, the Trust shall file a Certificate of Cancellation with the Delaware Secretary of State.

2.	VALUATION

	2.1.	The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Trust’s Board of Trustees.

	2.2.	The net asset value of an Acquiring Fund Share shall be the net asset value per share as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information and valuation procedures established by GSVIT’s Board of Trustees.

	2.3.	The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets of the Acquired Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

	2.4.	Computations of value with respect to the Acquired Fund shall be made by U.S. Bancorp Fund Services, LLC, in its capacity as the Acquired Fund’s administrator, and shall be subject to review by each Fund’s investment advisor. Computations of value with respect to the Acquiring Fund shall be made by Goldman Sachs Asset Management, L.P., in its capacity as the Acquiring Fund’s administrator and shall be subject to review by each Fund’s investment advisor.

	2.5.	At least ten (10) business days prior to the Valuation Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its securities and other assets and liabilities of which it is aware. The Acquired Fund reserves the right to sell any of the securities or other assets shown on the list of the Acquired Fund’s assets prior to the Valuation Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. At least five (5) business days prior to the Valuation Date, the Acquiring Fund will advise the Acquired Fund of any such investments that the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold under its stated investment objective or policies, the Acquired Fund, if requested by the Acquiring Fund and, to the extent permissible and consistent with the Acquired

Fund’s own investment objective and policies, will dispose of such securities prior to the Valuation Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund and to the extent permissible and consistent with the Acquired Fund’s own investment objective and policies, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Valuation Date.

3.	CLOSING AND CLOSING DATE

	3.1.	The Closing Date shall be December 18, 2003, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of GSVIT or at such other place as the parties may agree.

	3.2.	The Trust shall direct U.S. Bank, N.A., with its principal place of business at 425 Walnut Street, Cincinnati, Ohio 45202, as custodian for the Acquired Fund (“Custodian”), to deliver to GSVIT, at the Closing, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at State Street Bank and Trust Company (“State Street”), with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110, as the custodian of the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates or other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof, so that ownership may be duly transferred to the Acquiring Fund. The Custodian shall deliver to those persons at State Street who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of State Street and of each securities depository, as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, any portion of the Acquired Fund’s Assets deposited with such securities depositories as of the Closing Date. Any cash to be transferred by the Acquired Fund to the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

	3.3.	The Trust shall direct U.S. Bancorp Fund Services, LLC, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to GSVIT at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding shares owned by each of the Acquired Fund’s Shareholders immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

	3.4.	In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each such trading market, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust (or such persons designated by the Board of Trustees of the Trust) or the Board of Trustees of GSVIT (or such persons designated by the Board of Trustees of GSVIT), an accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored on such Exchange(s) or such later date as may be mutually agreed upon by the parties.

	3.5.	At the Closing, the Trust will deliver to GSVIT a statement of assets and liabilities of the Acquired Fund, together with a schedule of portfolio investments, and related statement of operations and statement of changes in net assets for the period commencing on January 1, 2003 and ending on December 18, 2003. These financial statements will present fairly the financial position and portfolio investments of the Acquired Fund and the results of its operations as of and for the period ending on the date of such statements in conformity with generally accepted accounting principles applied on a consistent basis. These financial statements shall be certified by the Treasurer of the Trust as complying with the requirements of the preceding sentence. The Trust also will deliver to GSVIT on or before the Closing Date, the detailed tax-basis accounting records for each security or other investment to be transferred to GSVIT hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security to be transferred to the Acquired Fund. As promptly as practicable, but in any case within ninety days after the Closing Date, the Trust will furnish GSVIT, in such form as is reasonably satisfactory to GSVIT, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, which statement shall be certified by the treasurer of Acquired Fund.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Fund, represents and warrants to GSVIT as follows:

	(a)	The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted. In addition, the Trust has all necessary federal, state and local authorizations, licenses and approvals necessary to carry on its business as such business is now being conducted;

	(b)	The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

	(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities laws;

	(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms (or conformed at the time of its use) in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not (nor did it at the time of its use) include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Valuation Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, GSVIT, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, without any restriction thereon on the full transfer thereof, including any restriction as might arise under the 1933 Act;

(f)	The Acquired Fund currently is not engaged, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects or would affect its business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(j)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2003 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(k)	Since June 30, 2003, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns and no levies, liens, or other encumbrances relating to federal and other taxes exist, are threatened or pending with respect to the assets of the Acquired Fund;

(m)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has complied (or will comply) with the applicable diversification requirements imposed by Subchapter L of the Code, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(n)	All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(o)	The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the (i) Board of Trustees of the Trust, on behalf of the Acquired Fund and (ii) Acquired Fund’s Shareholders (based on voting instructions received from their relevant Contract holders), such that this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)	The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

(q)	The combined proxy statement and prospectus and statement of additional information (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6 of this Agreement (and the documents incorporated therein by reference and any amendment or supplement to such Proxy Statement), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the

Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder; and

	(r)	The Trust and the Acquired Fund have maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder.

4.2.	Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of GSVIT, on behalf of the Acquiring Fund, GSVIT represents and warrants to the Trust as follows:

	(a)	The Acquiring Fund is duly organized as a series of GSVIT, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under GSVIT’s Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. In addition GSVIT has all necessary federal, state and local authorizations, licenses and approvals necessary to carry on its business as such business is now being conducted;

	(b)	GSVIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

	(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws;

	(d)	The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms (or conformed at the time of its use) in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not (nor did it at the time of its use) include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

	(e)	On the Closing Date, GSVIT, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

	(f)	The Acquiring Fund is currently not engaged, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of GSVIT’s Agreement and Declaration of Trust or Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which GSVIT, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which GSVIT, on behalf of the Acquiring Fund, is a party or by which it is bound;

	(g)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against GSVIT, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. GSVIT, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects or would affect the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2002 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2003 (unaudited) are, or will be when sent to Acquiring Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquired Fund) present or will present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(j)	Since June 30, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (j), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(k)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit, no assessment has been asserted with respect to such returns and no levies, liens, or other encumbrances relating to federal and other taxes exist, are threatened or pending with respect to the assets of the Acquiring Fund;

(l)	For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has complied (or will comply) with the applicable diversification requirements imposed by Subchapter L of the Code, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(m)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by GSVIT and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(n)	The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the (i) Board of Trustees of GSVIT, on behalf of the

Acquiring Fund, and (ii) the Acquiring Fund’s shareholders (if any), such that this Agreement constitutes a valid and binding obligation of GSVIT, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)	The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(p)	The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

(q)	The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.6 of this Agreement (and the documents incorporated therein by reference and any amendment or supplement to such Proxy Statement), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder; and

(r)	GSVIT and the Acquiring Fund have maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

	5.1.	The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

	5.2.	The Trust will call a meeting of the Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

	5.3.	GSVIT will call a meeting, if necessary, of the Acquiring Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

	5.4.	The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

	5.5.	Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.	The Acquired Fund will provide the Acquiring Fund with all information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(q)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the Acquired Fund’s Shareholders (and the solicitation of voting instructions from their respective Contract holders) in order for them to consider the approval of this Agreement and the transactions contemplated herein.

5.7.	The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8.	The Trust, on behalf of the Acquired Fund, covenants that it will, as and when reasonably requested by GSVIT, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken such further action as GSVIT, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Assets to be delivered to the Acquiring Fund hereunder and (b) at the Closing, that the Trust, on behalf of the Acquired Fund, has received title to and possession of the Acquiring Fund shares to be delivered hereunder in accordance with paragraph 1.1 of this Agreement and to otherwise carry out the intent and purpose of this Agreement.

5.9.	GSVIT, on behalf of the Acquiring Fund, covenants that it will as and when reasonably requested by the Trust, on behalf of the Acquired Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to confirm (a) GSVIT’s, on behalf of the Acquiring Fund’s, title to and possession of all the Acquiring Fund shares to be delivered hereunder and (b) at the Closing, that GSVIT, on behalf of the Acquiring Fund, has received title to and possession of the Trust’s Assets to be delivered hereunder in accordance with paragraph 1.1 of this Agreement to the Acquired Fund and to otherwise to carry out the intent and purpose of this Agreement.

5.10.	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by GSVIT, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.	All representations and warranties of GSVIT, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.	GSVIT, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of GSVIT, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

6.3.	GSVIT, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by GSVIT, on behalf of the Acquiring Fund, on or before the Closing Date;

6.4.	The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

6.5.	GSVIT shall have delivered to the Trust the opinion of Drinker Biddle & Reath LLP, dated as of the Closing Date, to the effect that:

(a)	GSVIT is a statutory trust duly organized and validly existing in good standing under Delaware law and has full power under its agreement and declaration of trust and amended and restated by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns;

(b)	GSVIT is registered with the SEC under the 1940 Act as an open-end management investment company;

(c)	GSVIT is authorized to issue an unlimited number of $.001 par value shares of beneficial interest in six series; the GSVIT shares to be issued and delivered by GSVIT pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware law; and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(d)	This Agreement has been duly authorized, executed and delivered by GSVIT and, assuming due authorization, execution and delivery by the Trust, constitutes a valid and legally binding obligation of GSVIT; and

(e)	The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the agreement and declaration of trust or amended and restated by-laws of GSVIT, or any material agreement or instrument known to such counsel to which GSVIT is a party or by which any properties belonging to the Acquiring Fund may be bound.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of GSVIT, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at GSVIT’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.	The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquiring Fund shareholders, if necessary, in accordance with the provisions of the GSVIT’s Agreement and Declaration of Trust and Amended and Restated By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquired Fund. Notwithstanding anything herein to the contrary, neither GSVIT nor the Trust may waive the conditions set forth in this paragraph 7.1;

7.2.	All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.3.	The Trust shall have duly executed and delivered to GSVIT, on behalf of the Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”), as GSVIT may deem necessary or desirable to transfer to the Acquiring Fund all of the right, title and interest of the Acquired Fund in and to substantially all of the Assets of such Acquired Fund. In each case, the Assets of the Acquired Fund so transferred shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

7.4.	The Trust shall deliver to GSVIT at the Closing Date, confirmations and/or other evidence satisfactory to GSVIT as to the adjusted tax basis of the Assets of the Acquired Fund delivered to the Acquiring Fund in accordance with the terms of this Agreement;

7.5.	The Acquired Fund’s agreements with each of its service contractors shall have terminated with respect to the Acquired Fund at the Closing Date and each party shall have received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination;

7.6.	The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to GSVIT and dated as of the Closing Date, to the effect that the Treasurer or Assistant Treasurer has examined the unaudited financial statements of the Acquired Fund delivered to GSVIT pursuant to paragraph 3.5 and that such financial statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered by such statements and fairly present the financial position and results of operations of the Acquired Fund at the dates of such statements and for the periods covered thereby;

7.7.	The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to GSVIT and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as GSVIT shall reasonably request;

7.8.	The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.9.	The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.10.	The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

7.11.	The Trust shall have furnished to GSVIT the opinion of Dechert LLP, dated as of the Closing Date, to the effect that:

(a)	The Trust is a statutory trust duly organized and validly existing in good standing under Delaware law and has full power under its agreement and declaration of trust and by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns;

(b)	The Trust is registered with the SEC under the 1940 Act as an open-end management investment company;

(c)	All issued and outstanding shares of the Trust are duly authorized, validly issued, fully paid and non-assessable, and such shares shall have been cancelled as of the Closing Date;

(d)	This Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by GSVIT, constitutes a valid and legally binding obligation of the Trust;

(e)	The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the declaration of trust or by-laws of the Trust, or any material agreement or instrument known to such counsel to which the Trust is a party or by which any Assets of the Acquired Fund may be bound.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or GSVIT, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.	The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund’s Shareholders in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither GSVIT nor the Trust may waive the conditions set forth in this paragraph 8.1;

8.2.	The Agreement and the transactions contemplated herein shall have been approved, if necessary, by the requisite vote of the Acquiring Fund’s Shareholders in accordance with the provisions of GSVIT’s Agreement and Declaration of Trust and Amended and Restated By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquired Fund. Notwithstanding anything herein to the contrary, neither GSVIT nor the Trust may waive the conditions set forth in this paragraph 8.2;

8.3.	On the Closing Date no action, suit or other proceeding shall be pending or, to GSVIT’s or the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.4.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by GSVIT or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Assets of the Acquired Fund, provided that either party hereto may for itself waive any of such conditions; and

8.5.	The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9. INDEMNIFICATION

9.1.	GSVIT and Acquiring Fund agree to indemnify and hold harmless the Trust, the Acquired Fund and any Trustee or officer of the Trust from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Trust, the Acquired Fund or any of Acquired Fund’s Trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. Prior to the Closing Date, adequate errors and omissions and directors and officers insurance policies covering the Acquired Fund’s Trustees shall be obtained and paid for out of the assets of the Acquired Fund and maintained for a period of not less than five years from the Closing Date.

9.2.	Ayco Company L.P. (“Ayco”) agrees to indemnify and hold harmless GSVIT, the Acquiring Fund and any Trustee or officer of GSVIT from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, GSVIT, the Acquiring Fund or any of Acquiring Fund’s Trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. BROKERS, FINDERS AND EXPENSES

10.1.	GSVIT, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.	The expenses relating to the proposed Reorganization will be borne by Goldman Sachs Asset Management, L.P., Ayco and their affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

11.1.	GSVIT and the Trust agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall terminate upon the consummation of the transactions contemplated hereunder, except that the covenants to be performed after the Closing and the obligations of the Acquired Fund or Ayco in paragraphs 1.6, 3.5 and 9.2 and the obligations of the Acquiring Fund in paragraph 9.1 of this Agreement shall survive the Closing.

12. TERMINATION

     Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

(a)	by the mutual consent of the parties;

(b)	by the Trust (i) upon any material breach by GSVIT of any of its representations, warranties or covenants contained in this Agreement, provided that GSVIT shall have been given a period of 10 business days to cure such material breach or (ii) if the conditions set forth in Section 6 and Section 8 are not satisfied as specified in said Sections; or

(c)	by GSVIT (i) upon any material breach by the Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Trust shall have been given a period of 10 business days to cure such material breach or (ii) if the conditions set forth in Section 7 and Section 8 are not satisfied as specified in said Sections.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of GSVIT and the Trust; provided, however, that following the meeting of the Acquired Fund’s Shareholders called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund’s Shareholders without their further approval.

14. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the GSVIT, 4900 Sears Tower, Chicago, Illinois, 60606-6303, attn: Howard B. Surloff, Esq., in each case with a copy to Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, attn: Kenneth L. Greenberg, Esq., and the Trust, One Wall Street, Post Office Box 15073, Albany, New York 12212-5073, attn: Peter Martin, Esq., in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter, Esq.

15. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.	Notice is hereby given that this instrument is adopted on behalf of the Trust’s Trustees solely in their capacities as Trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its Trustees, officers, or shareholders but are only binding on and enforceable against the property of the Acquired Fund. The Acquiring Fund, in asserting any rights or claims under this Agreement, shall look only to the property of the Acquired Fund in settlement of such rights or claims and not to the Trust’s Trustees, officers, or shareholders.

15.5.	The name “The Goldman Sachs Variable Insurance Trust” is the designation of the Trustees for the time being under an Agreement and Declaration of Trust dated September 16, 1997 as amended from time to time, and all persons dealing with GSVIT or the Acquiring Fund must look solely to the property of GSVIT or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of GSVIT. No GSVIT Fund shall be liable for any claims against any other GSVIT Fund. Both parties specifically acknowledge and agree that any liability of GSVIT under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of GSVIT shall be liable with respect thereto.

15.6.	The Trust shall deliver or cause to be delivered to GSVIT, each account, book, record or other document of the Trust required to be maintained by the Trust pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in) (the “Records”).

15.7.	Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto (including, without limitation, any shareholder of GSVIT or the Trust).

15.8	Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.9.	A facsimile signature of an authorized officer of a party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

15.10.	At any time prior to or (to the fullest extent permitted by applicable law) after the approval of this Agreement by the Acquired Fund’s Shareholders, any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party’s shareholders.

15.11.	This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

GOLDMAN SACHS VARIABLE
INSURANCE TRUST, on behalf of its
GOLDMAN SACHS CAPITAL
GROWTH FUND

By:________________________________________________
Title:_______________________________________________

AYCO SERIES TRUST, on behalf of its
AYCO GROWTH FUND

By:________________________________________________
Title:_______________________________________________

AYCO Company, L.P. hereby joins in this
Agreement with respect to, and agrees to
be bound by Section 9.2 and Section 10.2.

By:________________________________________________
Title:_______________________________________________

Goldman Sachs Asset Management, L.P. hereby joins in this Agreement with respect to, and agrees to be bound by Section 10.2.
By:________________________________________________
Title:_______________________________________________

EXHIBIT B

FORM OF INVESTMENT MANAGEMENT AGREEMENT

     THIS AGREEMENT, entered into as of July 1, 2003, by and between AYCO SERIES TRUST (“Trust”), a Delaware statutory trust, and THE AYCO COMPANY, L.P., a Delaware limited partnership (“Manager”).

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

     WHEREAS, the Trust is and will continue to be a series fund having one or more investment portfolios, each with its own investment objectives, policies and restrictions; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is the investment manager to the Trust; and

     WHEREAS, the 1940 Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

     WHEREAS, the Board of Trustees of the Trust (“Board”) desires to retain the Manager to render investment advisory and other services to each of the investment portfolios of the Trust set forth in Appendix A attached hereto (each, a “Fund”) in the manner and on the terms hereinafter set forth; and

     WHEREAS, each Fund’s shareholders will include: (i) separate accounts maintained by insurance companies that have entered into participation agreements with the Trust in order to fund variable life insurance policies and variable annuity contracts; (ii) qualified retirement plans outside the separate account context; and (iii) the Manager and/or any of its affiliates;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, it is agreed between the parties hereto as follows:

1.	Appointment. The Trust on behalf of each Fund set forth in Appendix A hereby appoints the Manager to act as investment adviser to such Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to furnish the services set forth herein, for the compensation as indicated in Appendix B.

2.	Delivery of Documents. The Trust has furnished the Manager with copies properly certified or authenticated of each of the following:

(a)	The Trust’s Declaration of Trust (“Declaration”);

(b)	The Trust’s By-Laws (“By-Laws”);

(c)	Resolutions of the Board authorizing the appointment of the Manager and approving this Agreement;

(d)	The Trust’s Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended (“1933 Act”), relating to shares of beneficial interest of the Fund (“Shares”) as filed with the Securities and Exchange Commission (“SEC”) and as amended from time to time; and

(e)	Each Fund’s currently effective Prospectus and Statement of Additional Information (collectively, “Prospectus”).

     The Trust will furnish the Manager from time to time with copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. With respect to each Fund, subject to the supervision of the Board, the Manager will provide a continuous investment program for the Fund, including investment research and management with respect to all of the Fund’s assets, including securities, investments, cash and cash equivalents in the Fund. The Manager will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Manager will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus.

As part of the services it will provide hereunder, the Manager will:

(a)	obtain and evaluate pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion in the Fund (i) consistent with the investment objectives, policies and restrictions of the Fund as stated in the Declaration, By-Laws, and the currently effective Prospectus, as amended from time to time, and provided to the Manager pursuant to Section 2 of this Agreement, and (ii) in compliance with the requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (“Code”);

(b)	formulate and implement a continuous investment program for the Fund by the purchase, sale and exchange of securities and other investments, including cash, authorized under the Declaration, By-Laws, and the currently effective Prospectus, as amended from time to time, and provided to the Manager pursuant to Section 2 of this Agreement, including the placing of orders for all purchases, sales and exchanges for the account of the Fund with such brokers and dealers as the Manager shall have selected. To this end, the Manager is expressly authorized as the agent for the Fund to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Fund;

(c)	take whatever other steps are reasonably necessary to implement the investment program for the Fund;

(d)	keep the Board fully informed in writing, on an ongoing basis, of all material facts concerning the investment and reinvestment of the Fund’s assets as well as the Manager and its personnel and operations; make regular and special written reports of such additional information concerning the same as may reasonably be requested from time to time by Board; and will attend all quarterly and special meetings with the Board, to discuss the foregoing;

(e)	provide assistance in determining the fair value of portfolio securities, when market quotations are not readily available, for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(f)	provide any and all information, records and supporting documentation about accounts the Manager manages, if appropriate, that have investment objectives, policies, and strategies substantially similar to those employed by the Manager in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present information concerning Manager’s prior performance in the Prospectus and any permissible reports and sales materials prepared by the Trust or its agent;

(g)	cooperate with and provide reasonable assistance to the Trust’s Administrator, the Trust’s Custodian and any foreign custodians, the Trust’s Transfer Agent and Fund Accounting Agent and all other agents and representatives of the Trust, with respect to the Fund, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, with respect to the Fund, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information;

(h)	comply with Subchapter M and Subchapter L of the Code in advising the Fund. In this regard, the Manager shall promptly notify the Administrator or its designated agent if the Manager believes that the Fund is not in compliance with Subchapter M or Subchapter L of the Code;

(i)	vote proxies relating to the Trust’s portfolio securities in the best interest of the Trust and its shareholders, and make available to the Trust free of charge the Manager’s proxy voting policies and procedures, and a record of all votes cast, with respect to such proxy voting on the Trust’s behalf; and

(j)	comply with all other applicable requirements of the 1940 Act, 1933 Act, Securities Exchange Act of 1934, as amended (“1934 Act”), the Sarbanes-Oxley Act of 2002, and SEC rules and regulations and written SEC staff guidance issued thereunder.

4. Brokerage Services.

(a)	With respect to each Fund, the Manager will select brokers and dealers to effect all portfolio transactions for the Fund, subject to the conditions set forth herein. The Manager will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Manager is directed at all times to seek to execute brokerage transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board, from time to time, or (ii) as described in the Prospectus. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Manager shall use its best efforts to obtain for the Fund the most favorable overall terms and best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b)	Subject to the appropriate policies and procedures approved by the Board, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Fund to pay a broker or dealer that provides brokerage or research services to the Manager or that Fund, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided, viewed in terms of that particular transaction or the Manager’s overall responsibilities to that Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Board, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reasons of those actions. In addition, subject to seeking the most favorable overall terms and best execution available, the Manager may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Subject to seeking the most favorable overall terms and best execution, the Board may cause or direct the Manager to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment; or (ii) finance activities that are primarily intended to result in the sale of Trust shares.

(c)	On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Manager, the Manager to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and more efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in accordance with the 1940 Act and SEC or SEC staff guidance thereunder, and in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to its other clients.

(d)	The Trust hereby agrees that any entity or person associated with the Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the 1934 Act.

     In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and the rules thereunder, the Manager is authorized to place orders on behalf of the Trust through any of the Manager’s affiliates (collectively, “Affiliated Broker-Dealers”) for: (i) securities, if, in each instance, an Affiliated Broker-Dealer is registered as a broker or dealer with the SEC; or (ii) futures contracts if, in each instance, an Affiliated Broker-Dealer is registered as a futures commission merchant (“FCM”) with the Commodities Futures Trading Commission (“CFTC”). All such orders placed shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on all such orders placed to the Board as required by applicable law, indicating the brokers, dealers or FCMs with which such orders have been placed.

     The Trust agrees and consents that the Manager may permit or cause to execute agency cross transactions (collectively, “Cross transactions”) for the Trust provided such transactions comply with Rule 206(3)-2 under the Advisers Act, Rule 17e-1 under the 1940 Act and any other applicable laws or regulations. Cross transactions are transactions that may be effected by an Affiliated Broker-Dealer acting for both the Trust and the counterparty to the transaction. Cross transactions enable the Affiliated Broker-Dealers to purchase or sell a block of securities for an account at a set price and possibly avoid an unfavorable price movement that may be created if the Manager attempted to effect such purchase or sell order in the open market. However, the Trust should note that an Affiliated Broker-Dealer has a potentially conflicting division of loyalties and responsibilities regarding both parties to Cross transactions and that an Affiliated Broker-Dealer, if acting as broker, may receive commissions from both parties to such transactions. The Manager understands that its authority to execute Cross transactions for the Trust is terminable at will without penalty, effective upon receipt by the Manager of written notice from the Trust, and that the failure to terminate such authorization will result in its continuation.

     In connection with any Cross transaction, the Manager will promptly provide the Trust with a confirming report and other necessary information required by the Trust that describes the details of any such trade, or information that the Trust may reasonably request or that may be required by applicable law. In addition, the Manager will provide to the Trust disclosure of the commissions received by the Affiliated Broker Dealers for executing the other side of a Cross transaction.

(e)	The Manager will periodically review the Trust’s portfolio transactions to ensure that such transactions are conducted in accordance with this Section 4.

5.	Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive, and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that the Manager will not serve as investment adviser to any other registered investment company or portfolio thereof having a similar investment objective and program to that of the Fund without first informing the Board of its intention to do so.

6.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust. The Manager shall file with the SEC all necessary forms pursuant to Section 13 of the 1934 Act, with respect to its duties herein.

     Although the parties hereto recognize that the records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control, the Trust shall furnish to the Manager such records or permit the Manager to retain such records (in duplicate form) as the Manager shall reasonably require in order to carry out its duties or for regulatory purposes. In the event of the termination of this Agreement, all records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

7.	Allocation of Expenses

(a)	Expenses Paid by the Manager:

(i)	Salaries, Expenses and Fees of Certain Persons. The Manager or its affiliates shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates; and

(ii)	Assumption of Trust Expenses. The payment or assumption by the Manager of any expense of the Trust that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

(b)	Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager, as provided in this Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

(i)	Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)	Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Manager or its affiliates;

(iii)	Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)	Custodian and Fund Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and fund accounting for each Fund’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)	Independent Legal and Accounting Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and/or its Independent Trustees (as defined herein);

(vi)	Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust on behalf of each Fund;

(vii)	Brokerage Commissions. All brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

(viii)	Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix)	Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)	Public Company Accounting Oversight Board Fees. Any fees assessed against the Trust by the Public Company Accounting Oversight Board.

(xi)	Bonding and Insurance. All insurance premiums for fidelity, officers and trustees/errors and omissions, and other coverage;

(xii)	Shareholder and Board Meetings. All expenses incidental to holding shareholders’ and Trustees’ meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xiii)	Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiv)	Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

8.	Compensation. The Trust will pay the Manager the compensation specified in Appendix B to this Agreement as a management fee with respect to each Fund. Payments shall be made to the Manager on or about the first day of each month; however, the Manager shall calculate the management fee on the average daily net assets of each Fund (based on calendar days) and the management fee shall be accrued on a daily basis.

9.	Limitations on Liability. The Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of the Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of the Manager, even though paid by the Manager.

10.	Supplemental Arrangements. The Manager may enter into arrangements with other persons affiliated or unaffiliated with the Manager for the provision of certain personnel and facilities to the Manager to enable the Manager to fulfill its duties and obligations under this Agreement.

11.	Regulation. The Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material that any such body, by reason of this Agreement, may request or require pursuant to applicable laws and regulations.

12.	Duration of Agreement. With respect to each Fund, this Agreement shall become effective on the later of the date of its execution or the date of the commencement of operations of that Fund. This Agreement will continue in effect for a period more than two years from the date of its execution or commencement of operations of the Fund only so long as such continuance is specifically approved at least annually by the Board or by a vote of the majority of the Fund’s outstanding, voting securities (as defined in the 1940 Act), provided that any continuance shall also be approved by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

13.	Termination of Agreement. This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, on sixty (60) days’ written notice to the Manager, or by the Manager on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or upon the liquidation of the Trust.

14.	Provision of Certain Information by the Manager. The Manager will promptly notify the Trust in writing of the occurrence of any of the following events:

(a)	The Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which it is required to be registered as an investment adviser in order for the Manager to perform its obligations under this Agreement;

(b)	The Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

(c)	The chief executive officer or controlling owner of the Manager changes, the general partner of the Manager changes, or there is otherwise an actual change in control or management of the Manager.

15.	Amendments to the Agreement. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval.

16.	Entire Agreement. This Agreement contains the entire understanding and agreement of the parties.

17.	Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.	Notices.

(a)	The Manager, a limited partnership, shall notify the Trust of any change in the Manager’s general partner within a reasonable time of such change.

(b)	All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or the Manager in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

19.	Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

20.	Severability. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.	Interpretation. Nothing herein contained shall be deemed to require the Trust to take any action contrary to the Declaration or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

22.	Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles), or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act unless otherwise stated herein. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AYCO SERIES TRUST

By:

John J. Collins, III

Title:

Chief Financial Officer and Controller
THE AYCO COMPANY, L.P.

By:	SARATOGA SPRINGS LLC, in its capacity as general partner of The Ayco Company, L.P.

By:

John Breyo
Title:

Vice President

APPENDIX A

Funds of
Ayco Series Trust

Ayco Growth Fund

APPENDIX B

     The Trust shall pay the Manager, at the end of each calendar month, compensation computed daily at an annual rate equal to the following:

(as a percentage of average daily net assets) (fee on all assets)

Investment Portfolio

Ayco Growth Fund	0.80%

PART B

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Capital Growth Fund

Statement of Additional Information

October 14, 2003

Acquisition of the Assets and Liabilities of	By and in Exchange for Shares of Goldman Sachs Capital Growth Fund (“GS Fund”)
Ayco Growth Fund (“Fund”) (a series of Ayco Series Trust) One Wall Street, Albany, New York 12205	(a series of Goldman Sachs Variable Insurance Trust) 4900 Sears Tower, Chicago, 60606

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated October 14, 2003, relating specifically to the proposed transfer of all of the assets of the Fund to the GS Fund and the assumption of all the liabilities of the Fund in exchange for shares of the GS Fund having an aggregate value equal to the net assets of the Fund (“Reorganization”). A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-621-2550. The proposed reorganization is expected to occur in accordance with an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

(1)	the Prospectus for the Fund dated May 1, 2003 (previously filed on EDGAR, Accession No: 0000894189-03-000537), as supplemented on August 29, 2003 (previously filed on EDGAR, Accession No: 0000894189-03-001319);

(2)	the Statement of Additional Information for the Fund dated May 1, 2003 (previously filed on EDGAR, Accession No: 0000894189-03-000624);

(3)	the Prospectus for the GS Fund dated May 1, 2003 (previously filed on EDGAR, Accession No: 0000950123-03-005358);

(4)	the Statement of Additional Information for the GS Fund dated May 1, 2003 (previously filed on EDGAR, Accession No: 0000950123-03-005358);

(5)	the Annual Report to Shareholders of Ayco Series Trust for the fiscal year ended December 31, 2002 (previously filed on EDGAR, Accession No: 0000898531-03-000086);

(6)	the Semi-Annual Report to Shareholders of Ayco Series Trust for the semi-annual period ended June 30, 2003 (previously filed on EDGAR, Accession No: 0000898531-03-000344);

(7)	the Annual Report to Shareholders of Goldman Sachs Variable Insurance Trust for fiscal year ended December 31, 2002 (previously filed on EDGAR, Accession No.: 0000950123-03-002252); and

(8)	the Semi-Annual Report to Shareholders of Goldman Sachs Variable Insurance Trust for the fiscal period ended June 30, 2003 (previously filed on EDGAR, Accession No: 0000950123-03-009730).

Pro Forma Financial Statements
Shown below are unaudited pro forma financial statements for the combined GS Fund, assuming: (i) the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated November 25, 2003, had been consummated as of June 30, 2003; and (ii) the Reorganization and the merger of a separate open-end investment company (“Other Fund”) with and into the GS Fund (“Other Reorganization”), had both been consummated as of June 30, 2003. These pro forma numbers have been estimated in good faith, based on information contained in the Annual Reports for the previous fiscal year for shares of each Fund, with certain adjustments to reflect subsequent events that have had an impact on the level of the fees and expenses of the Funds since June 30, 2003.

Additional information regarding the performance of the Funds is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in the Proxy Statement/Prospectus.

The first table presents pro forma Statements of Assets and Liabilities for the combined GS Fund, giving effect only to the Reorganization. The second table presents pro forma Statements of Operations for the combined GS Fund, giving effect only to the Reorganization. The third table presents a pro forma Portfolio of Investments for the combined GS Fund, giving effect only to the Reorganization. The first, second and third tables are followed by Notes to the Pro Forma Financial Statements for those giving effect only to the Reorganization. The fourth table presents pro forma Statements of Assets and Liabilities for the combined GS Fund, giving effect to both the Reorganization and the Other Reorganization. The fifth table presents pro forma Statements of Operations for the combined GS Fund, giving effect to both the Reorganization and the Other Reorganization. The sixth table presents a pro forma Portfolio of Investments for the combined GS Fund, giving effect to both the Reorganization and the Other Reorganization. The tables are followed by the Notes to the Pro Forma Financial Statements for those giving effect to both the Reorganization and the Other Reorganization.

The pro forma financial information should be read in conjunction with the historical financial statements thereto of the Fund and the GS Fund incorporated by reference into this Statement of Additional Information. The combination of the Fund and the GS Fund will be accounted for as a tax-free reorganization.

The following unaudited pro forma combined schedules and financial statements have been derived from the schedules and financial statements of the respective Funds and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at June 30, 2003. The Pro Forma Combined Schedule of Investments and the Pro Forma Combined Statement of Assets and Liabilities have been adjusted to give effect to the Reorganization as if the Reorganization had occurred at June 30, 2003. The Pro Forma Combined Statement of Operations is for the twelve-months ended June 30, 2003 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at July 1, 2002. The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at June 30, 2003. The unaudited pro forma combined schedules and financial statements should be read in conjunction with the financial statement and related notes of Goldman Sachs Capital Growth Fund included in its Annual Report to Stockholders for the fiscal year ended December 31, 2002, which are incorporated herein by reference, and the financial statements and related notes of Ayco Growth Fund included in its Annual Report to Stockholders for the fiscal year ended December 31, 2002, which is incorporated herein by reference.

Pro Forma Combined Statement of Assets and Liabilities for the GS Fund and the Fund
June 30, 2003 (Unaudited)

					Pro Forma
					Combined
	GS Fund	Fund	Adjustments		Fund

Assets:
Investments in securities, at value (cost $25,548,979, $14,390,812 and $39,939,791, respectively)	$22,899,584	$12,676,146			$35,575,730
Cash, at value	33,638	—			33,638
Receivables:
Dividends and Interest, at value	15,918	16,386			32,304
Fund shares sold	82,442	—			82,442
Reimbursement from Adviser	5,587	16,871			22,458
Other assets	445	28,628			29,073

Total assets	23,037,614	12,738,031			35,775,645

Liabilities:
Payables:
Investment securities purchased	242,389	—			242,389
Fund shares repurchased	5,244	—			5,244
Amounts owed to affiliates	14,807	—			14,807
Accrued expenses and other liabilities	47,511	92,178			139,689

Total liabilities	309,951	92,178			402,129

Net Assets:
Paid in capital	28,621,470	16,975,350			45,596,820
Accumulated undistributed net investment income	28,788	27,896			56,684
Accumulated net realized loss on investment, futures, and foreign currency related transactions	(3,273,200)	(2,642,727)			(5,915,927)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(2,649,395)	(1,714,666)			(4,364,061)

Net Assets	$22,727,663	$12,645,853	—		$35,373,516

Total shares of beneficial interest outstanding, $0.001 par value (unlimited)	2,665,139	1,695,416	(212,901	) (a)	4,147,654
Net asset value, offering and redemption price per share	$8.53	$7.46			$8.53

(a)	Adjustment to reflect reduction of shares based on issuance of shares to Fund Shareholders based on GS Fund NAV.

Pro Forma Combined Statement of Operations for the GS Fund and the Fund
For the Twelve Months Ended June 30, 2003 (Unaudited)

					Pro Forma
					Combined
	GS Fund	Fund	Adjustments		Fund

Investment Income:
Dividends	$245,057	$168,149			$413,206
Interest (including securities lending income of $21, $0 and $21, respectively)	6,429	3,415			9,844

Total income	251,486	171,564			423,050
Expenses:
Management Fees	136,936	93,428	(5,364	)(a)	225,000
Administration fees	—	40,003	(40,003	)(b)	—
Shareholder servicing and accounting fee	—	55,113	(55,113	)(b)	—
Custody and accounting fees	52,857	35,237	(36,094	)(c)	52,000
Professional fees	37,861	142,764	(140,625	)(c)	40,000
Printing fees	22,431	23,226	(20,657	)(c)	25,000
Transfer Agent fees	10,743	—	811	(d)	11,554
Trustee fees	11,367	37,272	(37,272	)(c)	11,367
Deferred organization expenses	2,035	—	—		2,035
Insurance	428	37,977	(37,703	)(c)	702
Other	25,770	310	(6,080	)(c)	20,000

Total expenses	300,428	465,330	(378,100)		387,658
Less — expense reductions	(95,072)	(348,544)	365,112		(78,504)

Net Expenses	205,356	116,786	(12,988)		309,154

Net Investment Income	46,130	54,778	12,988		113,896

Realized and unrealized gain (loss) on investment transactions:
Net realized loss from investment transactions	(1,116,904)	(1,265,624)			(2,382,528)
Net change in unrealized gain on investments	1,437,144	750,426			2,187,570

Net realized and unrealized gain (loss) on investment transactions	320,240	(515,198)			(194,958)

Net Increase (Decrease) in Net Assets Resulting from Operations	$366,370	($460,420)	$12,988		($81,062)

(a)	Adjustment to reflect reduction in management fees.
(b)	Adjustment to reflect elimination of expense.
(c)	Adjustment to reflect anticipated savings of elimination of duplicate expenses.
(d)	Adjustment to reflect higher expenses due to increase in asset size.

Pro Forma Combined Portfolio of Investments for the GS Fund and the Fund
June 30, 2003 (Unaudited)

Shares			Description			Value

		Pro Forma						Pro Forma Combined
GS Fund	Fund	Combined Fund			GS Fund	Fund	Adjustments	Fund

			Common Stocks	95.3%
			Banks	5.8%
4,400	—	4,400	Bank of America Corp.		$347,732	$—		$347,732
12,633	8,850	21,483	Citigroup, Inc.		540,692	378,780		919,472
—	4,000	4,000	North Fork BanCorp., Inc.		—	136,240		136,240
5,000	—	5,000	State Street Corp.		197,000			197,000
2,000	—	2,000	The Bank of New York Co., Inc.		57,500	—		57,500
5,000	2,800	7,800	Wells Fargo & Co.		252,000	141,120		393,120

					1,394,924	656,140		2,051,064

			Biotechnology	0.6%
3,200	—	3,200	Amgen, Inc.		212,608	—		212,608

			Chemicals	1.3%
2,000	—	2,000	3M Co.		257,960	—		257,960
4,967	—	4,967	E.I. du Pont de Nemours & Co.		206,826	—		206,826

					464,786	—		464,786

			Computer Hardware	4.9%
28,400	21,000	49,400	Cisco Systems, Inc.		473,996	350,490		824,486
13,300	—	13,300	Dell Computer Corp.		425,068	—		425,068
19,200	14,500	33,700	EMC Corp.		201,024	151,815		352,839
—	3,000	3,000	Symantec Corp.		—	131,580		131,580

					1,100,088	633,885		1,733,973

			Computer Software	6.4%
3,300	—	3,300	International Business Machines Corp.		272,250	—		272,250
3,900	—	3,900	Intuit, Inc.		173,667	—		173,667
41,800	16,250	58,050	Microsoft Corp.		1,070,498	416,162		1,486,660
7,800	—	7,800	Oracle Corp.		93,756	—		93,756
9,000	—	9,000	Sabre Holdings Corp.		221,850	—		221,850

					1,832,021	416,162		2,248,183

			Defense/Aerospace	1.3%
1,000	—	1,000	Lockheed Martin Corp.		47,570	—		47,570
900	—	900	Raytheon Co.		29,556	—		29,556
1,000	4,350	5,350	United Technologies Corp.		70,830	308,111		378,941

					147,956	308,111		456,067

			Diversified Industrial	0.3%
—	4,000	4,000	Masco Corp.		—	95,400		95,400

			Drugs & Medical Products	12.5%
—	2,500	2,500	AmerisourceBergen		—	173,375		173,375
6,600	—	6,600	Bristol-Myers Squibb Co.		179,190	—		179,190
—	2,250	2,250	Cardinal Health, Inc.		—	144,675		144,675
5,900	—	5,900	Eli Lilly & Co.		406,923	—		406,923
9,800	7,200	17,000	Johnson & Johnson		506,660	372,240		878,900
—	5,000	5,000	Laboratory Corp. of America Holdings		—	150,750		150,750
—	8,000	8,000	Medtronic, Inc.		—	383,760		383,760
3,800	—	3,800	Merck & Co., Inc.		230,090	—		230,090
23,975	12,325	36,300	Pfizer, Inc.		818,746	420,899		1,239,645
—	2,200	2,200	Quest Diagnostics Inc.		—	140,360		140,360
5,800	—	5,800	Schering-Plough Corp.		107,880	—		107,880
8,100	—	8,100	Wyeth		368,955	—		368,955

					2,618,444	1,786,059		4,404,503

			Energy Resources	5.4%
1,300	3,250	4,550	Anadarko Petroleum Corp.		57,811	144,527		202,338
935	—	935	Apache Corp.		60,831	—		60,831
3,954	—	3,954	ChevronTexaco Corp.		285,479	—		285,479
21,584	8,590	30,174	Exxon Mobil Corp.		775,081	308,467		1,083,548
—	7,000	7,000	Shell Transport & Trading Company PLC_ADR		—	278,950		278,950

					1,179,202	731,944		1,911,146

			Environmental Services	0.1%
1,600	—	1,600	Waste Management, Inc.		38,544	—		38,544

			Financial Services	6.2%
7,900	4,550	12,450	Fannie Mae		532,776	306,852		839,628
8,800	—	8,800	Freddie Mac		446,776	—		446,776
—	10,250	10,250	J.P. Morgan Chase & Co.		—	350,345		350,345
—	1,400	1,400	MBIA Inc.		—	68,250		68,250
13,550	—	13,550	MBNA Corp.		282,382	—		282,382
1,500	—	1,500	Merrill Lynch & Co., Inc.		70,020	—		70,020
1,800	—	1,800	Morgan Stanley		76,950	—		76,950
1,500	—	1,500	SLM Corp.		58,755	—		58,755

					1,467,659	725,447		2,193,106

			Food & Beverage	5.4%
—	8,000	8,000	General Mills, Inc.		—	379,280		379,280
13,090	7,500	20,590	PepsiCo, Inc.		582,505	333,750		916,255
7,200	—	7,200	The Coca-Cola Co.		334,152	—		334,152
5,300	—	5,300	Wm. Wrigley Jr. Co.		298,019	—		298,019

Shares			Description			Value

		Pro Forma						Pro Forma Combined
GS Fund	Fund	Combined Fund			GS Fund	Fund	Adjustments	Fund

					1,214,676	713,030		1,927,706

			Forest	0.6%
3,700	—	3,700	International Paper Co.		132,201	—		132,201
1,800	—	1,800	Weyerhaeuser Co.		97,200	—		97,200

					229,401	—		229,401

			Home Products	3.9%
3,100	—	3,100	Avon Products, Inc.		192,820	—		192,820
5,000	—	5,000	Colgate-Palmolive Co.		289,750	—		289,750
3,800	—	3,800	Energizer Holdings, Inc.		119,320	—		119,320
—	6,400	6,400	Kimberly-Clark Corp.		—	333,696		333,696
4,300	—	4,300	The Gillette Co.		136,998	—		136,998
3,500	—	3,500	The Procter & Gamble Co.		312,130	—		312,130

					1,051,018	333,696		1,384,714

			Hotels	2.2%
21,000	—	21,000	Cendant Corp.		384,720	—		384,720
7,000	—	7,000	Marriott International, Inc.		268,940	—		268,940
4,000	—	4,000	Starwood Hotels & Resorts Worldwide, Inc.		114,360	—		114,360

					768,020	—		768,020

			Industrial Parts	2.9%
22,800	13,200	36,000	General Electric Co.		653,904	378,576		1,032,480

			Industrial	1.5%
—	6,500	6,500	Praxair, Inc.		—	390,650		390,650
—	1,950	1,950	United Parcel Service, Inc. -Class B		—	124,215		124,215

					—	514,865		514,865

			Information Services	2.1%
11,000	4,500	15,500	First Data Corp.		455,840	186,480		642,320
800	—	800	Moody’s Corp.		42,168	—		42,168
1,700	—	1,700	Paychex, Inc.		49,827	—		49,827

					547,835	186,480		734,315

			Leisure & Entertainment	0.3%
1,200	—	1,200	Harrah’s Entertainment, Inc.		48,288	—		48,288
4,400	—	4,400	Metro-Goldwyn-Mayer, Inc.		54,648	—		54,648

					102,936	—		102,936

			Media	9.4%
23,850	—	23,850	AOL Time Warner, Inc.		383,747	—		383,747
6,374	—	6,374	Cablevision Systems New York Group		132,324	—		132,324
7,552	—	7,552	Clear Channel Communications, Inc.		320,129	—		320,129
—	12,000	12,000	Comcast Corp. -Special Class A		—	345,960		345,960
1,800	—	1,800	Cox Communications, Inc.		57,420	—		57,420
7,000	—	7,000	EchoStar Communications Corp		242,340	—		242,340
1,800	—	1,800	Lamar Advertising Co		63,378	—		63,378
19,700	32,800	52,500	Liberty Media Corp		227,732	379,168		606,900
—	12,700	12,700	The Walt Disney Company		—	250,825		250,825
7,900	—	7,900	Univision Communications, Inc.		240,160	—		240,160
2,200	—	2,200	Valassis Communications, Inc.		56,584	—		56,584
14,572	—	14,572	Viacom, Inc		636,214	—		636,214

					2,360,028	975,953		3,335,981

			Oil Services	0.8%
1,400	4,750	6,150	Schlumberger Ltd.		66,598	225,957		292,555

			Processors	0.1%
1,400	—	1,400	Automatic Data Processing, Inc.		47,404	—		47,404

			Insurance	5.1%
4,800	2,000	6,800	AMBAC Financial Group, Inc.		318,000	132,500		450,500
6,200	6,300	12,500	American International Group, Inc.		342,116	347,634		689,750
—	31	31	Berkshire Hathaway, Inc. -Class B		—	75,330		75,330
—	8,400	8,400	The Allstate Corp.		—	299,460		299,460
—	4,950	4,950	The Chubb Corp.		—	297,000		297,000

					660,116	1,151,924		1,812,040

			Publishing	1.4%				—
1,500	2,700	4,200	Gannett Co., Inc.		115,215	207,387		322,602
500		500	The McGraw-Hill Cos., Inc.		31,000.00	—		31,000
3,200.00		3,200	The New York Times Co.		145,600.00	—		145,600

					291,815	207,387		499,202

			Retail Apparel	5.3%
2,300	—	2,300	Dollar Tree Stores, Inc.		72,979	—		72,979
3,100	—	3,100	Family Dollar Stores, Inc.		118,265	—		118,265
—	7,950	7,950	Federated Department Stores, Inc.		—	292,958		292,958
2,200	2,800	5,000	Lowe’s Companies, Inc.		94,490	120,260		214,750
2,600	4,200	6,800	Walgreen Co.		78,260	126,420		204,680
15,600	2,300	17,900	Wal-Mart Stores, Inc.		837,252	123,441		960,693

					1,201,246	663,079		1,864,325

			Security/Asset Management	0.4%
15,050		15,050	The Charles Schwab Corp.		151,855	—		151,855

			Semiconductors	4.5%
—	11,100	11,100	Applied Materials, Inc.		—	176,046		176,046
26,400	16,300	42,700	Intel Corp.		548,698	338,779		887,477
12,100	13,000	25,100	Texas Instruments, Inc.		212,960	228,800		441,760
3,300	—	3,300	Xilinx, Inc.		83,523	—		83,523

					845,181	743,625		1,588,806

			Telephone Equipment	0.7%
6,480	—	6,480	QUALCOMM, Inc.		231,660	—		231,660

Shares			Description				Value

		Pro Forma							Pro Forma Combined
GS Fund	Fund	Combined Fund				GS Fund	Fund	Adjustments	Fund

			Telecommunications	2.1%
8,100	—	8,100	SBC Communications, Inc.			206,955	—		206,955
4,828	—	4,828	Verizon Communications, Inc.			190,465	—		190,465
—	16,850	16,850	Vodafone Group PLC-SP ADR			—	331,103		331,103

						397,420	331,103		728,523

			Transportation	1.4%
—	12,750	12,750	Burlington Northern Santa Fe Corp.			—	362,610		362,610
—	2,300	2,300	Union Pacific Corp.			—	133,446		133,446

						—	496,056		496,056

			Utilities	0.2%
—	10,800	10,800	Calpine Corp.			—	71,280		71,280

			Wireless	0.3%
12,500	—	12,500	Crown Castle International Corp.			97,125	—		97,125

			TOTAL COMMON STOCKS (Cost $38,150,749)		95.3%	21,374,469	12,346,159		33,720,628

			Exchange Traded Fund	2.9%
10,500	—	10,500	SPDR Trust Series 1
			(Cost $959,055)			1,025,115	—		1,025,115

			Joint Repurchase Agreement
			Account II	1.4%
			1.25% 7/01/2003
			Dated: June 30, 2003
			Maturity Value $500,017
			Collateralized by Federal Agency Obligations
			(Cost $500,000)			500,000	—		500,000

			Short-Term Securities	0.9%
			U.S. Bank Demand Note - 0.7735%
			(Cost $329,987)			—	329,987		329,987

			TOTAL INVESTMENTS		100.6%
			(Cost $39,939,791)			22,899,584	12,676,146		35,575,730

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Pro Forma Combined Financial Statements For the GS Fund and the Fund
June 30, 2003 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“the Act”) as an open-end, management investment company. The Trust includes Goldman Sachs Capital Growth Fund (“Capital Growth” or the “Fund.”) The Fund is diversified under the Act.

     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

These unaudited pro forma combined financial statements give effect to the proposed transaction whereby all the assets of the Ayco Growth Fund will be exchanged for shares of Capital Growth and the Capital Growth Fund will assume the liabilities, if any, of the Ayco Growth Fund. Immediately thereafter, shares of Capital Growth will be distributed to the shareholders of the Ayco Growth Fund and the Other Reorganization in a total liquidation of the Ayco Growth Fund and the Other Reorganization which will be subsequently dissolved. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal, recurring nature for a Reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the Nasdaq system are valued daily at their last sale or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the closing bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes including reclaims, where applicable. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Fund, which are subject to such taxes.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income to its shareholders. Accordingly, no federal tax provisions are required. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

D. Deferred Organization Expenses — Organization-related costs were amortized on a straight-line basis over a period of five years. At June 30, 2003, deferred organization costs have been fully amortized for the Fund.

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are generally allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

F. Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

G. Segregation Transactions — As set forth in the prospectus, the Fund may enter into derivative transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments are examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets equal to or greater than the market value of the corresponding transactions.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Funds Management, L.P. (“GSFM”), a subsidiary of The Goldman Sachs Group, Inc., was renamed at the end of April, 2003, Goldman Sachs Asset Management, L.P. (“GSAM”), and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Capital Growth Fund. The fees payable under the Agreement, and the personnel who manage the Funds, did not change as a result of GSAM’s assumption of responsibilities. Under the Agreement, the respective adviser manages the Fund’s portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the investment adviser is entitled to a fee, computed daily and payable monthly equal to an annual percentage rate of the average daily net assets.

     Additionally, the investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, taxes, interest, brokerage fees, litigation and indemnification, shareholder meeting, other extraordinary expenses and Transfer Agent fees) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund.

     The Fund’s Management Fees and expense limitations as an annual percentage rate of average daily net assets are as follows:

		Other
	Management	Expense
Fund	Fee	Limit

Capital Growth	0.75	0.25

     Goldman Sachs also serves as the transfer agent of the Fund. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.

4. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     At June 30, 2003, the Capital Growth Fund had undivided interests in the repurchase agreements in Joint Account II which equaled $500,000 in principal amount. At June 30, 2003, the following repurchase agreements held in this Joint Account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$700,000,000	1.25%	07/01/2003	$700,024,305
Barclays Capital PLC	500,000,000	1.20	07/01/2003	500,016,667
Bear Stearns Companies, Inc.	300,000,000	1.25	07/01/2003	300,010,417
Credit Suisse First Boston Corp.	200,000,000	1.25	07/01/2003	200,006,944
Deutsche Bank Securities, Inc.	350,000,000	1.20	07/01/2003	350,011,667
Greenwich Capital Markets	350,000,000	1.25	07/01/2003	350,012,153
J.P. Morgan Chase & Co.	750,000,000	1.20	07/01/2003	750,025,000
Morgan Stanley	500,000,000	1.40	07/01/2003	500,019,444
UBS LLC	850,000,000	1.23	07/01/2003	850,029,042
Westdeutsche Landesbank AG	600,000,000	1.25	07/01/2003	600,020,833
TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$5,100,000,000			$5,100,176,472

5. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment, which has not been utilized. During the twelve months ended June 30, 2003, the Fund did not have any borrowings under this facility.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The Fund did not lend any securities for the twelve months ended June 30, 2003. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Statutory Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

Pro Forma Combined Statement of Assets and Liabilities for the GS Fund, the Other Reorganization and the Fund
June 30, 2003 (Unaudited)

		Other				Pro Forma
	GS Fund	Reorganization	Fund	Adjustments		Combined Fund

Assets:
Investments in securities, at value (cost $25,548,979, $140,216,459, $14,390,812 and $180,156,250, respectively)	$22,899,584	$123,922,432	$12,676,146			$159,498,162
Cash, at value	33,638	192	—			33,830
Receivables:
Dividends and Interest, at value	15,918	68,536	16,386			100,840
Fund shares sold	82,442	3,391	—			85,833
Reimbursement from adviser	5,587	13,499	16,871			35,957
Other assets	445	—	28,628			29,073

Total assets	23,037,614	124,008,050	12,738,031			159,783,695

Liabilities:
Payables:
Investment securities purchased	242,389	181,395	—			423,784
Fund shares repurchased	5,244	15,861	—			21,105
Amounts owed to affiliates	14,807	82,434	—			97,241
Accrued expenses and other liabilities	47,511	24,626	92,178			164,315

Total liabilities	309,951	304,316	92,178			706,445

Net Assets:
Paid in capital	28,621,470	162,169,991	16,975,350			$207,766,811
Accumulated undistributed net investment income	28,788	943,872	27,896			1,000,556
Accumulated net realized loss on investment, futures, and foreign currency related transactions	(3,273,200)	(23,116,102)	(2,642,727)			(29,032,029)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(2,649,395)	(16,294,027)	(1,714,666)			(20,658,088)

Net Assets	$22,727,663	$123,703,734	$12,645,853	—		$159,077,250

Total shares of beneficial interest outstanding, $0.001 par value (unlimited)	2,665,139	8,605,287	1,695,416	5,684,008	(a)	18,649,850
Net asset value, offering and redemption price per share	$8.53	$14.38	$7.46			$8.53

(a)	Adjustment to reflect issuance of additional shares based on Goldman Sachs Capital Growth Fund NAV.

Pro Forma Combined Statement of Operations for the GS Fund, the Other Reorganization and the Fund
for the Twelve Months Ended June 30, 2003 (Unaudited)

		Other					Pro Forma
	GS Fund	Reorganization	Fund	Adjustments			Combined Fund

Investment Income:
Dividends	$245,057	$1,648,990	$168,149				$2,062,196
Interest (including securities lending income of $21, $0, $0 and $21 respectively)	6,429	4,058	3,415				13,902

Total income	251,486	1,653,048	171,564				2,076,098
Expenses:
Management Fees	136,936	971,433	93,428	(66,297)	(a	)	1,135,500
Administration fees	—	—	40,003	(40,003)	(b	)	—
Shareholder servicing and accounting fee	—	—	55,113	(55,113)	(b	)	—
Custody and accounting fees	52,857	53,116	35,237	(69,210)	(a	)	72,000
Professional fees	37,861	39,211	142,764	(176,836)	(a	)	43,000
Printing fees	22,431	29,456	23,226	(38,113)	(a	)	37,000
Transfer Agent fees	10,743	2,016	—	39,241	(c	)	52,000
Trustee fees	11,367	7,892	37,272	(45,164)	(a	)	11,367
Deferred organization expenses	2,035	—	—	—			2,035
Insurance	428	—	37,977	(34,855)	(a	)	3,550
Other	25,770	7	310	(6,087)	(a	)	20,000

Total expenses	300,428	1,103,131	465,330	(492,437)			1,376,452
Less — expense reductions	(95,072)	(131,698)	(348,544)	552,902	(d	)	(22,412)

Net Expenses	205,356	971,433	116,786	60,465			1,354,040

Net Investment Income	46,130	681,615	54,778	(60,465)			722,058

Realized and unrealized gain (loss) on investment transactions:
Net realized loss from investment transactions	(1,116,904)	(3,973,588)	(1,265,624)	—			(6,356,116)
Net change in unrealized gain on investments	1,437,144	1,054,980	750,426	—			3,242,550

Net realized and unrealized gain (loss) on investment transactions	320,240	(2,918,608)	(515,198)	—			(3,113,566)

Net Increase (Decrease) in Net Assets Resulting from Operations	$366,370	($2,236,993)	($460,420)	($60,465)			($2,391,508)

(a)	Reflects the anticipated savings as a result of the Reorganization through a reduction in management fees and consolidation of printing, custody and accounting and other services.
(b)	Adjustment to reflect elimination of expense.
(c)	Adjustment to reflect higher expenses due to increase in asset size.
(d)	Reflects the anticipated reduction in expenses as a result of the Reorganization.

Pro Forma Combined Portfolio of Investments for the GS Fund, Other Reorganization and the Fund
June 30, 2003 (Unaudited)

Shares				Description	Value

	Other		Pro Forma			Other	Pro Forma		Pro Forma
Fund	Reorganization	Fund	Combined Fund		Fund	Reorganization	Combined Fund	Adjustments	Combined Fund

				Common Stocks 98.1%
				Banks 6.3%
4,400	25,900	—	30,300	Bank of America Corp.	$347,732	$2,046,877	$—		$2,394,609
12,633	71,833	8,850	93,316	Citigroup, Inc.	540,692	3,074,452	378,780		3,993,924
—	—	4,000	4,000	North Fork BanCorp., Inc.	—	—	136,240		136,240
5,000	28,000	—	33,000	State Street Corp.	197,000	1,103,200	—		1,300,200
2,000	12,200	—	14,200	The Bank of New York Co., Inc.	57,500	350,750	—		408,250
5,000	29,000	2,800	36,800	Wells Fargo & Co.	252,000	1,461,600	141,120		1,854,720

					1,394,924	8,036,879	656,140		10,087,943

				Biotechnology 0.9%
3,200	18,900	—	22,100	Amgen, Inc.	212,608	1,255,716	—		1,468,324

				Chemicals 2.0%
2,000	11,600	—	13,600	3M Co.	257,960	1,496,168	—		1,754,128
4,967	28,732	—	33,699	E.I. du Pont de Nemours & Co.	206,826	1,196,401	—		1,403,227

					464,786	2,692,569	—		3,157,355

				Computer Hardware 5.1%
28,400	165,300	21,000	214,700	Cisco Systems, Inc.	473,996	2,758,857	350,490		3,583,343
13,300	73,600	—	86,900	Dell Computer Corp.	425,068	2,352,256	—		2,777,324
19,200	115,000	14,500	148,700	EMC Corp.	201,024	1,204,050	151,815		1,556,889
—		3,000	3,000	Symantec Corp.	—	—	131,580		131,580

					1,100,088	6,315,163	633,885		8,049,136

				Computer Software 8.0%
3,300	19,400	—	22,700	International Business Machines Corp.	272,250	1,600,500	—		1,872,750
3,900	23,400	—	27,300	Intuit, Inc.	173,667	1,042,002	—		1,215,669
41,800	234,700	16,250	292,750	Microsoft Corp.	1,070,498	6,010,667	416,162		7,497,327
7,800	48,800	—	56,600	Oracle Corp.	93,756	586,576	—		680,332
9,000	49,000	—	58,000	Sabre Holdings Corp.	221,850	1,207,850	—		1,429,700

					1,832,021	10,447,595	416,162		12,695,778

				Defense/Aerospace 0.8%
1,000	6,500	—	7,500	Lockheed Martin Corp.	47,570	309,205	—		356,775
900	5,600	—	6,500	Raytheon Co.	29,556	183,904	—		213,460
1,000	4,000	4,350	9,350	United Technologies Corp.	70,830	283,320	308,111		662,261

					147,956	776,429	308,111		1,232,496

				Diversified Industrial 0.1%
—	—	4,000	4,000	Masco Corp.	—	—	95,400		95,400

				Drugs & Medical Products 12.1%
—	—	2,500	2,500	AmerisourceBergen	—	—	173,375		173,375
6,600	37,960	—	44,560	Bristol-Myers Squibb Co.	179,190	1,030,614	—		1,209,804
—	—	2,250	2,250	Cardinal Health, Inc.	—	—	144,675		144,675
5,900	31,000	—	36,900	Eli Lilly & Co.	406,923	2,138,070	—		2,544,993
9,800	54,600	7,200	71,600	Johnson & Johnson	506,660	2,822,820	372,240		3,701,720
—	—	5,000	5,000	Laboratory Corp. of America Holdings	—	—	150,750		150,750
—	—	8,000	8,000	Medtronic, Inc.	—	—	383,760		383,760
3,800	22,700	—	26,500	Merck & Co., Inc.	230,090	1,374,485	—		1,604,575
23,975	135,450	12,325	171,750	Pfizer, Inc.	818,746	4,625,618	420,899		5,865,263
—	—	2,200	2,200	Quest Diagnostics, Inc.	—	—	140,360		140,360
5,800	33,500	—	39,300	Schering-Plough Corp.	107,880	623,100	—		730,980
8,100	48,600	—	56,700	Wyeth	368,955	2,213,730	—		2,582,685

					2,618,444	14,828,437	1,786,059		19,232,940

				Energy Resources 5.1%
1,300	8,000	3,250	12,550	Anadarko Petroleum Corp.	57,811	355,760	144,527		558,098
935	6,090	—	7,025	Apache Corp.	60,831	396,216	—		457,047
3,954	21,895	—	25,849	ChevronTexaco Corp.	285,479	1,580,819	—		1,866,298
21,584	108,518	8,590	138,692	Exxon Mobil Corp.	775,081	3,896,881	308,467		4,980,429
—	—	7,000	7,000	Shell Transport & Trading Company PLC ADR	—	—	278,950		278,950

					1,179,202	6,229,676	731,944		8,140,822

				Environmental Services 0.2%
1,600	9,100	—	10,700	Waste Management, Inc.	38,544	219,219	—		257,763

				Financial Services 6.8%
7,900	45,300	4,550	57,750	Fannie Mae	532,776	3,055,032	306,852		3,894,660
8,800	50,300	—	59,100	Freddie Mac	446,776	2,553,731	—		3,000,507
—	—	10,250	10,250	J.P. Morgan Chase & Co.	—	—	350,345		350,345
—	—	1,400	1,400	MBIA Inc.	—	—	68,250		68,250
13,550	80,300	—	93,850	MBNA Corp.	282,382	1,673,452	—		1,955,834
1,500	9,000	—	10,500	Merrill Lynch & Co., Inc.	70,020	420,120	—		490,140
1,800	11,300	—	13,100	Morgan Stanley	76,950	483,075	—		560,025
1,500	9,600	—	11,100	SLM Corp.	58,755	376,032	—		434,787

					1,467,659	8,561,442	725,447		10,754,548

Shares				Description	Value

	Other		Pro Forma			Other	Pro Forma		Pro Forma
Fund	Reorganization	Fund	Combined Fund		Fund	Reorganization	Combined Fund	Adjustments	Combined Fund

				Food & Beverage 5.6%
—	—	8,000	8,000	General Mills, Inc.	—	—	379,280		379,280
13,090	75,670	7,500	96,260	PepsiCo, Inc.	582,505	3,367,315	333,750		4,283,570
7,200	42,400	—	49,600	The Coca-Cola Co.	334,152	1,967,784	—		2,301,936
5,300	30,380	—	35,680	Wm. Wrigley Jr. Co.	298,019	1,708,267	—		2,006,286

					1,214,676	7,043,366	713,030		8,971,072

				Forest 1.0%
3,700	22,000	—	25,700	International Paper Co.	132,201	786,060	—		918,261
1,800	11,300	—	13,100	Weyerhaeuser Co.	97,200	610,200	—		707,400

					229,401	1,396,260	—		1,625,661

				Home Products 4.7%
3,100	19,000	—	22,100	Avon Products, Inc.	192,820	1,181,800	—		1,374,620
5,000	27,700	—	32,700	Colgate-Palmolive Co.	289,750	1,605,215	—		1,894,965
3,800	21,666	—	25,466	Energizer Holdings, Inc.	119,320	680,312	—		799,632
—		6,400	6,400	Kimberly-Clark Corp.	—	0	333,696		333,696
4,300	24,700	—	29,000	The Gillette Co.	136,998	786,942	—		923,940
3,500	20,500	—	24,000	The Procter & Gamble Co.	312,130	1,828,190	—		2,140,320

					1,051,018	6,082,459	333,696		7,467,173

				Hotels 3.3%
21,000	124,900	—	145,900	Cendant Corp.	384,720	2,288,168	—		2,672,888
7,000	39,900	—	46,900	Marriott International, Inc.	268,940	1,532,958	—		1,801,898
4,000	24,600	—	28,600	Starwood Hotels & Resorts Worldwide, Inc.	114,360	703,314	—		817,674

					768,020	4,524,440	—		5,292,460

				Industrial Parts 2.8%
22,800	119,000	13,200	155,000	General Electric Co.	653,904	3,412,920	378,576		4,445,400

				Industrial 0.3%
—	—	6,500	6,500	Praxair, Inc.	—	—	390,650		390,650
—	—	1,950	1,950	United Parcel Service, Inc. -Class B	—	—	124,215		124,215

					—	—	514,865		514,865

				Information Services 2.4%
11,000	61,000	4,500	76,500	First Data Corp.	455,840	2,527,840	186,480		3,170,160
800	3,520	—	4,320	Moody’s Corp.	42,168	185,539	—		227,707
1,700	10,800	—	12,500	Paychex, Inc.	49,827	316,548	—		366,375

					547,835	3,029,927	186,480		3,764,242

				Leisure & Entertainment 0.5%
1,200	7,100	—	8,300	Harrah’s Entertainment, Inc.	48,288	285,704	—		333,992
4,400	29,600	—	34,000	Metro-Goldwyn-Mayer, Inc.	54,648	367,632	—		422,280

					102,936	653,336	—		756,272

				Media 10.9%
23,850	141,550	—	165,400	AOL Time Warner, Inc.	383,747	2,277,540	—		2,661,287
6,374	37,574	—	43,948	Cablevision Systems New York Group	132,324	780,036	—		912,360
7,552	42,376	—	49,928	Clear Channel Communications, Inc.	320,129	1,796,319	—		2,116,448
—	—	12,000	12,000	Comcast Corp. -Special Class A	—	—	345,960		345,960
1,800	11,700	—	13,500	Cox Communications, Inc.	57,420	373,230	—		430,650
7,000	41,900	—	48,900	EchoStar Communications Corp.	242,340	1,450,578	—		1,692,918
1,800	10,000	—	11,800	Lamar Advertising Co.	63,378	352,100	—		415,478
19,700	118,300	32,800	170,800	Liberty Media Corp.	227,732	1,367,548	379,168		1,974,448
—	—	12,700	12,700	The Walt Disney Company	—	—	250,825		250,825
7,900	46,500	—	54,400	Univision Communications, Inc.	240,160	1,413,600	—		1,653,760
2,200	16,250	—	18,450	Valassis Communications, Inc.	56,584	417,950	—		474,534
14,572	84,896	—	99,468	Viacom, Inc.	636,214	3,706,559	—		4,342,773

					2,360,028	13,935,460	975,953		17,271,441

				Oil Services 0.4%
1,400	8,600	4,750	14,750	Schlumberger Ltd.	66,598	409,102	225,957		701,657

				Processors 0.2%
1,400	8,900	—	10,300	Automatic Data Processing, Inc.	47,404	301,354	—		348,758

				Insurance 3.5%
4,800	26,400	2,000	33,200	AMBAC Financial Group, Inc.	318,000	1,749,000	132,500		2,199,500
6,200	36,296	6,300	48,796	American International Group, Inc.	342,116	2,002,813	347,634		2,692,563
—	—	31	31	Berkshire Hathaway, Inc. -Class B	—	—	75,330		75,330
—	—	8,400	8,400	The Allstate Corp.	—	—	299,460		299,460
—	—	4,950	4,950	The Chubb Corp.	—	—	297,000		297,000

					660,116	3,751,813	1,151,924		5,563,853

				Publishing 1.4%
1,500	8,600	2,700	12,800	Gannett Co., Inc.	115,215	660,566	207,387		983,168
500	3,500	—	4,000	The McGraw-Hill Cos., Inc.	31,000.00	217,000	—		248,000
3,200.00	20,000	—	23,200	The New York Times Co.	145,600.00	910,000	—		1,055,600

					291,815	1,787,566	207,387		2,286,768

				Retail Apparel 5.4%
2,300	12,900	—	15,200	Dollar Tree Stores, Inc.	72,979	409,317	—		482,296
3,100	17,280	—	20,380	Family Dollar Stores, Inc.	118,265	659,232	—		777,497
—	—	7,950	7,950	Federated Department Stores, Inc.	—	—	292,958		292,958
2,200	13,700	2,800	18,700	Lowe’s Companies, Inc.	94,490	588,415	120,260		803,165
2,600	14,900	4,200	21,700	Walgreen Co.	78,260	448,490	126,420		653,170
15,600	86,500	2,300	104,400	Wal-Mart Stores, Inc.	837,252	4,642,455	123,441		5,603,148

					1,201,246	6,747,909	663,079		8,612,234

				Security/Asset Management 0.7%
15,050	97,450	—	112,500	The Charles Schwab Corp.	151,855	983,271	—		1,135,126

				Semiconductors 3.9%
—		11,100	11,100	Applied Materials, Inc.	—	—	176,046		176,046
26,400	141,800	16,300	184,500	Intel Corp.	548,698	2,947,171	338,779		3,834,648
12,100	66,900	13,000	92,000	Texas Instruments, Inc.	212,960	1,177,440	228,800		1,619,200
3,300	20,500	—	23,800	Xilinx, Inc.	83,523	518,855	—		602,378

					845,181	4,643,466	743,625		6,232,272

				Telephone Equipment 1.0%
6,480	36,200	—	42,680	QUALCOMM, Inc.	231,660	1,294,150	—		1,525,810

Shares				Description	Value

	Other		Pro Forma			Other	Pro Forma		Pro Forma
Fund	Reorganization	Fund	Combined Fund		Fund	Reorganization	Combined Fund	Adjustments	Combined Fund

				Telecommunications 1.9%
8,100	46,800	—	54,900	SBC Communications, Inc.	206,955	1,195,740	—		1,402,695
4,828	28,268	—	33,096	Verizon Communications, Inc.	190,465	1,115,173	—		1,305,638
—	—	16,850	16,850	Vodafone Group PLC-SP ADR	—	—	331,103		331,103

					397,420	2,310,913	331,103		3,039,436

				Transportation 0.3%
—	—	12,750	12,750	Burlington Northern Santa Fe Corp.	—	—	362,610		362,610
—	—	2,300	2,300	Union Pacific Corp.	—	—	133,446		133,446

					—	—	496,056		496,056

				Utilities 0.0%
—	—	10,800	10,800	Calpine Corp.	—	—	71,280		71,280

				Wireless 0.5%
12,500	84,890	—	97,390	Crown Castle International Corp.	97,125	659,595	—		756,720

				TOTAL COMMON STOCKS

				(Cost $176,775,208) 98.1%	21,374,469	122,330,432	12,346,159		156,051,060

				Exchange Traded Fund 0.7%
10,500	—	—	10,500	SPDR Trust Series 1 (Cost $959,055)	1,025,115	—	—		1,025,115

				Repurchase Agreement 1.4%
				State Street Corp. 1.00% 7/01/2003
				Maturity Value $1,592,044 (Collaterized by $1,110,000 United States Treasury Bond, 8.125%, 5/15/21 with a value of $1,625,629) (Cost $1,592,000)	—	1,592,000	—		1,592,000

				Joint Repurchase Agreement Account II 1.25% 7/01/2003 Dated: June 30, 2003 Maturity Value $500,017	500,000	—	—		500,000
				Collateralized by Federal Agency Obligations (Cost $500,000)
				Total Repurchase Agreement

				(Cost $2,092,000)	500,000	1,592,000	—		2,092,000

				Short-Term Securities 0.3%
				U.S. Bank Demand Note - 0.7735%
				(Cost $329,987)	—	—	329,987		329,987

				TOTAL INVESTMENTS 100.3%

				(Cost $180,156,250)	22,899,584	123,922,432	12,676,146		159,498,162

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Pro Forma Combined Financial Statements for the GS Fund, the Other Reorganization and the Fund
June 30, 2003 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“the Act”) as an open-end, management investment company. The Trust includes Goldman Sachs Capital Growth Fund (“Capital Growth” or the “Fund.”) The Fund is diversified under the Act.

     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

These unaudited pro forma combined financial statements give effect to the proposed transaction whereby all the assets of the Ayco Growth Fund and the Other Reorganization will be exchanged for shares of Capital Growth and the Capital Growth Fund will assume the liabilities, if any, of the Ayco Growth Fund and certain liabilities of the Other Reorganization. Immediately thereafter, shares of Capital Growth will be distributed to the shareholders of the Ayco Growth Fund and the Other Reorganization in a total liquidation of the Ayco Growth Fund and the Other Reorganization which both will be subsequently dissolved. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal recurring nature for a Reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the Nasdaq system are valued daily at their last sale or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the closing bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes including reclaims, where applicable. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Fund, which are subject to such taxes.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income to its shareholders. Accordingly, no federal tax provisions are required. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

D. Deferred Organization Expenses — Organization-related costs were amortized on a straight-line basis over a period of five years. At June 30, 2003, deferred organization costs have been fully amortized for the Fund.

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are generally allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

F. Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

G. Segregation Transactions — As set forth in the prospectus, the Fund may enter into derivative transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments are examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets equal to or greater than the market value of the corresponding transactions.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Funds Management, L.P. (“GSFM”), a subsidiary of The Goldman Sachs Group, Inc., was renamed at the end of April, 2003, Goldman Sachs Asset Management, L.P. (“GSAM”), and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Capital Growth Fund. The fees payable under the Agreement, and the personnel who manage the Funds, did not change as a result of GSAM’s assumption of responsibilities. Under the Agreement, the respective adviser manages the Fund’s portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the investment adviser is entitled to a fee, computed daily and payable monthly equal to an annual percentage rate of the average daily net assets.

     Additionally, the investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, taxes, interest, brokerage fees, litigation and indemnification, shareholder meeting, other extraordinary expenses and Transfer Agent fees) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

     The Fund’s Management Fees and expense limitations as an annual percentage rate of average daily net assets are as follows:

		Other
	Management	Expense
Fund	Fee	Limit

Capital Growth	0.75	0.11

     Goldman Sachs also serves as the transfer agent of the Fund. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.

     GSAM will limit the total annual operating expenses (excluding Management fees, taxes, interest, brokerage fees, litigation, and indemnification, shareholder meeting, other extra ordinary expenses and Transfer Agent fees) to 0.90% until June 30, 2005.

4. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     At June 30, 2003, the Capital Growth Fund had undivided interests in the repurchase agreements in Joint Account II which equaled $500,000 in principal amount. At June 30, 2003, the following repurchase agreements held in this Joint Account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$700,000,000	1.25%	07/01/2003	$700,024,305
Barclays Capital PLC	500,000,000	1.20	07/01/2003	500,016,667
Bear Stearns Companies, Inc.	300,000,000	1.25	07/01/2003	300,010,417
Credit Suisse First Boston Corp.	200,000,000	1.25	07/01/2003	200,006,944
Deutsche Bank Securities, Inc.	350,000,000	1.20	07/01/2003	350,011,667
Greenwich Capital Markets	350,000,000	1.25	07/01/2003	350,012,153
J.P. Morgan Chase & Co.	750,000,000	1.20	07/01/2003	750,025,000
Morgan Stanley	500,000,000	1.40	07/01/2003	500,019,444
UBS LLC	850,000,000	1.23	07/01/2003	850,029,042
Westdeutsche Landesbank AG	600,000,000	1.25	07/01/2003	600,020,833
TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$5,100,000,000			$5,100,176,472

5. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment, which has not been utilized. During the twelve months ended June 30, 2003, the Fund did not have any borrowings under this facility.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The Fund did not lend any securities for the twelve months ended June 30, 2003. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Statutory Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

AYCO SERIES TRUST AYCO GROWTH FUND (the “Fund”)	PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2003

This proxy is solicited by the Board of Trustees of Ayco Series Trust (the “Trust”) for use at the Special Meeting of Shareholders to be held on November 25, 2003 at 10:00 a.m. at the offices of The Ayco Company, L.P., at Executive Woods, Suite 120, 855 Route 146, Clifton Park, N.Y. 12065.

The undersigned hereby appoints John J. Collins III, Peter H. Heerwagen and Margaret M. Keyes, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting, at their discretion. Receipt of Notice of Special Meeting and Proxy Statement/Prospectus is hereby acknowledged.

ê	PLEASE SIGN, DATE AND RETURN PROMPTLY.

Date , 2003

Sign here exactly as name(s) appear(s) on left (Sign in the Box)

IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

ê	ê	AYCO PROXY RE

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the proposals below.

THE TRUSTEES OF AYCO SERIES TRUST RECOMMEND A VOTE FOR EACH OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve or disapprove an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for (a) the transfer of all of the assets of the Fund to the Goldman Sachs Capital Growth Fund (“GS Fund”), a series of Goldman Sachs Variable Insurance Trust (“GS Trust”), in exchange for shares of the GS Fund having an aggregate value equal to the net assets of the Fund and the assumption by the GS Fund of all of the liabilities of the Fund and (b) the subsequent liquidation of the Fund;	☐	☐	☐

2.	To approve or disapprove a proposed new Investment Management Agreement between The Ayco Company L.P., the Fund’s current investment manager, and the Trust, with respect to the Fund; and	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

ê	PLEASE SIGN AND DATE ON THE REVERSE SIDE.	AYCO PROXY RE	ê